PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - MARCH 21, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SpartanNash Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 Proxy Statement
NOTICE OF THE ANNUAL MEETING
OF SHAREHOLDERS

Dear SpartanNash Shareholder,

Thank you for your investment in SpartanNash, and for the confidence you have entrusted in the Company’s Board of Directors and Executive Leadership Team. The grocery industry continued to face significant headwinds in 2024, including declining volumes and rising input costs. Despite the dynamic environment, benefits from the Company’s strategic plan were able to offset most of those macroeconomic pressures.

The Board and I remain pleased with the Executive Leadership Team’s execution of its strategic plan. This past year, SpartanNash improved margins and increased Retail segment net sales, supported by its recent acquisitions. On the Wholesale side of the business, the Company improved segment profitability and further optimized its distribution network.

The Board maintains its regular schedule of engagement with the Executive Leadership Team beyond just quarterly Board meetings. The Board is focused on strategy, talent development, organic growth, capital allocation, and M&A execution. With those key areas of focus in mind, we welcomed our newest independent director in 2024. Dorlisa Flur’s extensive experience in grocery distribution, retail, warehousing and logistics enables her to provide counsel on implementing sustainable growth initiatives that generate value. Additionally, her 16 years of consulting and strategic M&A work during her tenure at McKinsey & Company brings additional expertise to our Board.

We will continue to prioritize Board refreshment and succession planning to ensure we have the right Board to support the Company’s future growth and strategic plan. The elements of the plan are designed to drive sustainable results, unlock shareholder value, and increase total shareholder return.

I would like to thank SpartanNash Associates for their commitment and hard work, which have been instrumental to the implementation of Our Winning Recipe®.

Thank you again for your investment in SpartanNash.

With gratitude,

Douglas A. Hacker
Chairman of the Board of Directors

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Dear SpartanNash Shareholder,

Since joining SpartanNash, I have had the privilege of leading a team that is transforming the Company into a People First, high-performance organization. The investments we have made in our culture continue to reap rewards. In 2024, our 90-day new hire retention rate increased by 4%(1), and we earned national recognition as a top employer by Newsweek®, Great Place to Work®, U.S. News & World Report®, and Best and Brightest Companies to Work For®. We have also become an industry leader in Associate safety, reducing our lost-time incidents by 83%(2) since 2020. I want to thank our leaders for their steadfast commitment to creating Careers for a Better Life for our growing family of Associates.

Reflecting on our 2024 performance, we also made notable strides to improve our Wholesale customer profitability, creating new efficiencies in our distribution network to further optimize our footprint and streamline processes. These actions have contributed to improvement in our throughput rate(3) since launching Our Winning Recipe® in 2021.

To complement our margin-enhancing initiatives, we also implemented a new cost leadership plan and tested innovative loyalty and merchandising programs. Introduced in 2024, our Customer Value Proposition (“CVP”) leverages consumer insights and best practices in our Retail stores to deliver greater freshness, value and convenience for our shoppers. Our CVP program encompasses our enhanced category planning, store remodels, shopper loyalty strategies and more; and we extend the learnings from our CVP to help our independent customers grow their businesses.

In addition to our organic growth programs, in 2024 we completed the acquisitions of Metcalfe’s Market, Fresh Encounter, and Markham Enterprises. In aggregate, these deals added 55 locations to our Retail portfolio.

Some additional highlights from fiscal 2024 include:

•
Generated $9.55 billion in revenues
•
Captured approximately $50 million in incremental gross benefits from our planned transformational initiatives, generating almost $130 million in total benefits since 2021
•
Generated nearly $206 million in cash from operating activities, a 130% increase compared to fiscal 2023
•
Returned $45 million to shareholders(4) in the form of dividends and share repurchases
•
Deployed automation solutions to reduce manual labor hours
•
Continued serving active military members and veterans at commissaries and exchanges worldwide, driving 12 consecutive quarters of sales growth compared to the prior-year quarters

In 2024, we also made progress with our corporate responsibility efforts. These efforts are aligned with our strategic priorities and Core Capabilities – people, operational excellence and insights that drive solutions. An in-depth update is available in the 2024 Corporate Responsibility Report, located on spartannash.com.

We are energized by the momentum we have gained going into 2025, but we are not yet satisfied. We are taking a practical and methodical approach to mitigate the macroeconomic pressures that our industry is facing. It will take imagination, desire, discipline and sheer will to Finish Every Mission associated with our strategic plan. I am confident we have the right team and the right capabilities to continue growing top-line revenue and profitability while capturing market share. We remain steadfast in our commitment to drive results and maximize shareholder value.

On behalf of the Board of Directors, our Executive Leadership Team, and our Associates, thank you for your continued support and investment in SpartanNash.

Glad to be here,

Tony Bashir Sarsam

President and Chief Executive Officer

(1)
The Company’s total 90-day new hire retention rate improvement compared to fiscal 2023 as of year-end 2024.
(2)
The Company’s lost-time incidents rate improvement year-over-year as of year-end 2024.
(3)
As a means of evaluating warehouse efficiency, the Company calculates the throughput rate as cases shipped divided by warehouse labor hours worked, excluding salaried hours.
(4)
Comprised of $15.1 million in share repurchases and $29.9 million in dividends.

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Forward-Looking Statements

The matters discussed in this proxy statement and the accompanying materials include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), about the plans, strategies, objectives, goals or expectations of the Company. These forward-looking statements may be identifiable by words or phrases indicating that the Company or management "expects," "projects," "anticipates," "plans," "believes," "intends," or "estimates," or that a particular occurrence or event "may," "could," "should," "will" or "will likely" result, occur or be pursued or "continue" in the future, that the "outlook," "trend," "guidance" or "target" is toward a particular result or occurrence, that a development is an "opportunity," "priority," "strategy," "focus," that the Company is "positioned" for a particular result, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this proxy statement. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies may affect actual results and could cause actual results to differ materially. These risks and uncertainties include the Company's ability to compete in an extremely competitive industry; the Company's dependence on certain major customers; the Company's ability to implement its growth strategy and transformation initiatives; the Company's ability to implement its growth strategy through acquisitions and successfully integrate acquired businesses; disruptions to the Company's information technology systems and security network, including security breaches and cyber-attacks; impacts to the availability and performance of the Company's information technology systems; changes in relationships with the Company's vendor base; changes in product availability and product pricing from vendors; macroeconomic uncertainty, including rising inflation, potential economic recession, tariffs and increasing interest rates; difficulty attracting and retaining well-qualified Associates and effectively managing increased labor costs; failure to successfully retain or manage transitions with executive leaders and other key personnel; changes in the geopolitical conditions; impairment charges for goodwill or other long-lived assets; impacts to the Company's business and reputation due to focus on environmental, social and governance matters; customers to whom the Company extends credit or for whom the Company guarantees loans may fail to repay the Company; disruptions associated with severe weather conditions and natural disasters, including effects from climate change; disruptions associated with disease outbreaks; the Company's ability to manage its private brand program for U.S. military commissaries, including the termination of the program or not achieving the desired results; the Company's level of indebtedness; interest rate fluctuations; the Company's ability to service its debt and to comply with debt covenants; changes in government regulations; labor relations issues; changes in the military commissary system, including its supply chain, or in the level of governmental funding; product recalls and other product-related safety concerns; cost increases related to multi-employer pension plans; and other risks and uncertainties listed under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's most recent Annual Report on Form 10-K and in subsequent filings with the Securities and Exchange Commission. Additional risks and uncertainties not currently known to the Company or that the Company currently believes are immaterial also may impair its business, operations, liquidity, financial condition and prospects. The Company undertakes no obligation to update or revise its forward-looking statements to reflect developments that occur or information obtained after the date of this letter.

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SpartanNash Company 850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan 49518-8700

The 2025 Annual Meeting of Shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of SpartanNash Company (the “Company”) is scheduled to be held virtually on May 21, 2025, at 10:00 a.m., Eastern Daylight Time. At the Annual Meeting, we will consider and vote on the matters listed below.

MEETING DETAILS

Meeting Date	Meeting Time	Record Date	Location
May 21, 2025	10:00 a.m. E.D.T.	The close of business on March 24, 2025	Via live webcast at https://www.cesonlineservices.com/sptn25_vm

VOTING MATTERS

1	Election of the Nine Directors;
2	Advisory Approval of the Company’s Named Executive Officer Compensation;
3	Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Certified Public Accounting Firm for Fiscal 2025;
4	Management Proposal to Amend the Company's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold;
5	Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if Properly Presented at the Annual Meeting; and
6	Any other business that may properly come before the meeting, and any adjournment, postponement or continuation of the meeting.

The foregoing items are described more fully in the accompanying proxy statement.

Only shareholders of record of the Company’s common stock as of the close of business on March 24, 2025, or their duly designated proxies, are entitled to notice of and to vote at the Annual Meeting. Such shareholders are urged to submit a proxy card, even if their shares were sold after such date.

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Notice of Annual Meeting of Shareholders

The 2025 Annual Meeting of Shareholders will once again be held in a virtual format to provide a safe experience for our shareholders and Associates. The Annual Meeting will be held online via a live webcast at https://www.cesonlineservices.com/sptn25_vm. You may only participate in the virtual meeting by registering in advance at https://www.cesonlineservices.com/sptn25_vm prior to the deadline of 10:00 a.m. Eastern Daylight Time on May 20, 2025. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the Annual Meeting and will permit them to submit questions during the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ileana McAlary

Executive Vice President, Chief Legal Officer

and Corporate Secretary

[•], 2025

Your vote is important to us. PLEASE VOTE PROMPTLY ONLINE, BY PHONE, OR BY MAIL, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. Voting your shares prior to the meeting will not affect your right to attend or vote at the meeting. See the information under “Questions and Answers about the Proxy Materials and our Annual Meeting” regarding how to vote.

If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies, Sodali & Co at the contact listed below.

430 Park Avenue

14th Floor

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: SPTN@investor.sodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 21, 2025: The Company’s proxy statement and annual report to shareholders for the fiscal year ended December 28, 2024, are currently available for viewing online at www.proxyvote.com.

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Proxy Summary	7
Proposal 1: Election of the Nine Directors	13
Proposal 2: Advisory Approval of the Company's Named Executive Officer Compensation	14
Proposal 3: Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Certified Public Accounting Firm for Fiscal 2025	15
Proposal 4: Management Proposal to Amend the Company's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold	16
Proposal 5: Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if Properly Presented at the Annual Meeting	20
Corporate Governance	23
Board of Directors	31
Independent Auditors	45
Audit Committee Report	46
Ownership of SpartanNash Stock	47
SpartanNash’s Executive Officers	48
Executive Compensation:	50
Compensation Discussion and Analysis	50
Compensation Committee Report	65
2024 Summary Compensation Table	66
2024 Grants of Plan-Based Awards	68
2024 Outstanding Equity Awards at Year-End	70
2024 Option Exercises and Stock Vested	71
Qualified Defined Contribution Retirement Plan	71
Non-Qualified Deferred Compensation	71
2024 Non-Qualified Deferred Compensation	72
Potential Payments Upon Termination or Change-in-Control	72
Change in Control Treatment	75
CEO Pay Ratio	75
Pay versus Performance	76
Compensation of Directors	79
Transactions with Related Persons	81
Delinquent Section 16(a) Reports	81
Shareholder Proposals and Nominations for the 2026 Annual Meeting of Shareholders	82
Questions and Answers about the Proxy Materials and the Annual Meeting	83
Other Matters	89
Appendix A: Reconciliation of Net Earnings to Adjusted EBITDA with calculation of Adjusted EBITDA Margin	91

In this proxy statement, we refer to SpartanNash Company as “SpartanNash,” the “Company,” “we,” and “us,” the Company’s Board of Directors as the “Board” and the Company’s 2025 Annual Meeting of Shareholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.” We refer to the fiscal year ending January 3, 2026 as “fiscal 2025,” the fiscal year ended December 28, 2024 as “fiscal 2024,” the fiscal year ended December 30, 2023 as “fiscal 2023,” and the fiscal year ended December 31, 2022 as “fiscal 2022,” and references to a “year” made in connection with our financial information or operating results are to the fiscal year, unless otherwise stated.

6

On or about [•], 2025, this proxy statement, the Company’s annual report to shareholders for fiscal 2024, and a proxy card were first mailed to our shareholders entitled to notice of and to vote at the Annual Meeting.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should carefully read this entire proxy statement and the Company’s annual report to shareholders for fiscal 2024 before voting.

ANNUAL MEETING OF SHAREHOLDERS

Meeting Date	Meeting Time	Record Date	Location
May 21, 2025	10:00 a.m. E.D.T.	The close of business on March 24, 2025	Via live webcast at https://www.cesonlineservices.com/sptn25_vm

WAYS TO VOTE

Mail	Internet	Phone
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.	www.proxyvote.com	1-800-690-6903

REGISTRATION AND ADMISSION

The Annual Meeting will be held online via a live webcast at https://www.cesonlineservices.com/sptn25_vm. In order to attend the Annual Meeting virtually via the Internet, participants must register at https://www.cesonlineservices.com/sptn25_vm prior to the registration deadline of 10:00 a.m. Eastern Daylight Time on May 20, 2025. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email.

YOUR VOTE IS IMPORTANT

Please vote promptly online, by phone, or by mail, regardless of whether you plan to attend the Annual Meeting. Voting your shares prior to the meeting will not affect your right to attend or vote at the meeting.

7

Proxy Summary

MEETING AGENDA AND BOARD VOTING RECOMMENDATION

1	Election of the Nine Directors	“FOR” each of the Board’s nominees
2	Advisory Approval of the Company’s Named Executive Officer Compensation	“FOR”
3	Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Certified Public Accounting Firm for Fiscal 2025	“FOR”
4	Management Proposal to Amend the Company's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold	“FOR”
5	Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if properly presented at the Annual Meeting	“AGAINST”

We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

8

Proxy Summary

OUR DIRECTOR NOMINEES

Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. The following table and charts provide summary information about the Board’s director nominees standing for election at the Annual Meeting, each of whom is currently a member of the Board. Detailed information about each director nominee’s background, skill set, and areas of experience can be found within the "Board of Directors" section of this proxy statement.

				Committee Memberships			Membership on other Public Company Boards
Name	Age	Independent	Occupation	AC	CC	NCGC
M. Shân Atkins	68		Independent Business Executive and Retired Retail and Consumer Executive	C, F	M		1
Fred Bentley, Jr.	59		President and Chief Executive Officer of DexKo Global, Inc.	M	M
Dorlisa K. Flur	60		Independent Business Executive and Former Chief Strategy & Transformation Officer, Southeastern Grocers	M, F	M		1
Douglas A. Hacker	69		Chairman of the Board, Independent Business Executive and Retired Chief Financial Officer and Executive Vice President Strategy of UAL Corp.				1
Kerrie D. MacPherson	66		Independent Business Executive and Former Senior Partner of Ernst & Young, LLP	M, F		M	1
Julien R. Mininberg	60		Independent Business Executive and Former Chief Executive Officer of Helen of Troy Limited	M		M	1
Jaymin B. Patel	57		Executive Chairman of Perennial Climate, Inc.		M	C	2
Pamela S. Puryear, Ph.D.	61		Independent Business Executive and Former Chief Human Resources Officer in Retail and Healthcare		C	M	1
Tony B. Sarsam	63		President and Chief Executive Officer of SpartanNash				1

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCGC	Nominating and Corporate Governance Committee	F	Financial Expert

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Proxy Summary

Independence

1
89%
Independent
8
Independent
Non-independent

Gender Composition

4
44%
Female
5
Females
Males

Tenure[1]

2
Average
Tenure:
4.5 Years
7
< 5 Years
5+ years

Age

5
Average
Age:
63 Years
4
< = 60 years
61-69 years

Racial Composition

1
22%
Diverse
1
7
White
African American or Black
Asian

1 Presents the approximate average tenure for all director nominees as of [•], 2025 measured since the 2013 merger of Nash-Finch Company (“Nash Finch”) and Spartan Stores, Inc. (“Spartan Stores”). See “Board Tenure” within the "Board of Directors" section of this proxy statement for more information about the tenure of our director nominees.

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Proxy Summary

CORPORATE GOVERNANCE HIGHLIGHTS

The Board believes that effective corporate governance should reinforce a culture of corporate integrity, foster the Company’s pursuit of profitable growth, and ensure quality and continuity of corporate leadership. Highlights of our governance practices include:

Annual election of all Directors	Annual advisory vote on named executive officer compensation

Any director who receives more “withheld” votes than “for” votes in an uncontested election must offer his or her resignation	Clawback Policy for the recovery of incentive compensation from vice presidents and above, including due to inaccurate metrics (not resulting in a material restatement) or for misconduct

Separate Independent Chairman and CEO; All Directors except the CEO are independent; Rotation of Committee members, including 2 new Committee Chairs in the past 2 years.	Simple majority vote required for all voting matters; No supermajority voting thresholds; and No Poison Pill

Robust stock ownership policy for Directors and Officers	Policy against hedging and pledging of our securities

Board reflects range of backgrounds, skills, experiences, and expertise	Policy against Director overboarding

Annual Board and Committee evaluations, or peer evaluations of Directors	Mandatory new Director orientation and continuing education programs

Strong Board oversight of Enterprise Risk Management	Periodic Board Refreshment resulting in 6 new Directors over the course of the last 3 years

Annual evaluation of the Chief Executive Officer and Executive Leadership Team	Formal oversight of the Company's approach to Corporate Responsibility by all three Committees

OUR EXECUTIVE COMPENSATION PROGRAM

The Board believes that our compensation policies and practices are effective in achieving the Company’s goal of attracting, motivating, rewarding and retaining the senior management talent required to achieve our corporate objectives and increase shareholder value through long-term profitable growth. The Board believes that executive compensation is appropriately tied to Company performance and recommends that shareholders vote in favor of the advisory vote on named executive officer compensation. Detailed information about our Executive Compensation Program can be found beginning on page 50 of this proxy statement.

SHAREHOLDER ENGAGEMENT

Since 2022, the Company has significantly advanced its efforts with respect to investor transparency and engagement. As part of these efforts, the Company formalized its engagement plan to help ensure we regularly provide our largest shareholders with the opportunity to meet with Company representatives.

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Proxy Summary

This past year, the Company engaged with and provided meeting opportunities to shareholders who individually owned more than 0.9% of shares outstanding, amounting to more than 50% of the Company's total shares outstanding(1).

In addition to proactively engaging with our largest shareholders, the Company launched an investor marketing campaign in mid-2023. The focus of the campaign is to connect with investors who are new to the SpartanNash story or re-engage with investors who previously followed the Company prior to the implementation of the strategic plan in 2021. Since launching the campaign, the Company has hosted more than 100 meetings with investors.

The Company appreciates the time and thoughtful engagement with the shareholders and prospective investors who met with us throughout the year. We look forward to the ongoing dialogue as the Company furthers its strategic plan, designed to drive sustainable results and unlock shareholder value.

The Company is committed to having continuous shareholder engagement to further develop its relationships with current shareholders and prospective investors. To coordinate a meeting, please reach out to the Investor Relations team via email at IR@spartannash.com.

The Board believes that Company management should proactively seek productive dialogue with its shareholders. Detailed information about how shareholders can communicate with members of the Board can be found under "Shareholder Communications with Directors" within the "Corporate Governance" section of this proxy statement.

(1) As per Form 13F filings as of December 31, 2024.

12

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following nine directors for election at the Annual Meeting. Biographical information concerning the director nominees appears below under the heading “Board of Directors.”

If elected, each nominee will hold office for a one-year term expiring at the 2026 annual meeting of shareholders. Each director will hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.

M. Shân Atkins	Douglas A. Hacker	Jaymin B. Patel
Fred Bentley, Jr.	Kerrie D. MacPherson	Pamela S. Puryear, Ph.D.
Dorlisa K. Flur	Julien R. Mininberg	Tony B. Sarsam

If any nominee becomes unable to serve or is otherwise unavailable for election, which we do not anticipate, the Board may select a substitute nominee. If a substitute nominee is selected, the shares represented by your properly executed proxy card will be voted for the election of the substitute nominee, unless you give other instructions. If a substitute is not selected, all properly executed proxies will be voted for the election of the remaining nominees. Proxies will not be voted for more than nine nominees.

The Board unanimously recommends that you vote FOR each of the Board’s nine nominees to be elected as directors.

13

Shareholders have the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This advisory vote, which is commonly referred to as the “say-on-pay” vote, is being held pursuant to Section 14A of the Exchange Act.

As described in more detail in the “Executive Compensation” section of this proxy statement, the Company has designed its Executive Compensation Program to attract, motivate, reward and retain the senior management talent to manage the Company to achieve our corporate objectives and increase shareholder value through long-term profitable growth. We believe our Executive Compensation Program is focused on pay-for-performance principles and is strongly aligned with the long-term interests of our shareholders. For these reasons, and the reasons discussed in the “Compensation Discussion and Analysis” section of this proxy statement, we are asking our shareholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 annual meeting of shareholders under the heading entitled ‘Executive Compensation,’ is hereby approved.”

This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy and programs described in this proxy statement.

The advisory vote is not binding on the Company, the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinions of our shareholders and will take the results of the vote into consideration when making future decisions regarding executive compensation.

The Board unanimously recommends that you vote FOR advisory approval of the compensation of the Company’s named executive officers.

14

SpartanNash’s Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent certified public accounting firm to audit the financial statements and internal controls of SpartanNash and its subsidiaries for fiscal 2025, and to perform such other appropriate accounting services as may be approved by the Audit Committee.

The Audit Committee evaluates the independence of the auditors at least annually. Deloitte has provided written affirmation that they are independent under all applicable standards, and the Audit Committee believes that Deloitte has effective internal monitoring of their independence. The Company and Deloitte have complied with SEC requirements on audit partner rotation. The lead audit partner was most recently rotated following the fiscal year ended December 31, 2022.

Independence is not the sole factor in the selection of the Company’s independent auditor. The Audit Committee also considers price, quality of service and knowledge of SpartanNash and its industry when selecting its auditor.

More information concerning the relationship of the Company with its independent auditors appears below under the headings “Audit Committee,” “Independent Auditors” and “Audit Committee Report.”

The Audit Committee and the Board believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its shareholders.

At the Annual Meeting, our shareholders are being asked to ratify the appointment of Deloitte as the Company’s independent auditors for fiscal 2025. Although shareholder ratification is not required by the Company’s organizational documents or applicable law, we value shareholders’ views on the Company’s independent certified public accounting firm and as a matter of good corporate practice we ask you to ratify the selection of Deloitte. In the event that the shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

The Audit Committee and Board unanimously recommend that you vote FOR ratification of the selection of Deloitte & Touche LLP as our independent certified public accounting firm for fiscal 2025.

15

General

The Board recommends that the Company’s shareholders approve an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide shareholders owning 25% or more of our outstanding common stock with the right to request a special meeting of shareholders (a “special meeting”).

Reasons for Proposed Amendment

We are seeking shareholder approval to amend and restate the Bylaws to provide shareholders owning 25% or more of our outstanding common stock with the right to request a special meeting (the “Company Special Meeting Proposal”).

If this Proposal 4 is approved by our shareholders, the Board will adopt a resolution to amend and restate the Bylaws to provide (in Section 3 thereof) shareholders owning 25% or more of our outstanding common stock with the right to request a special meeting of shareholders.

While the Board recognizes that providing shareholders with the right to request special meetings is a meaningful governance mechanism, the Board also believes special meetings to be extraordinary events. Special meetings should be held only if a substantial number of shareholders agree that a special meeting is necessary to discuss time-sensitive and critical matters that the Board has failed to address or consider addressing. Special meetings should not be a mechanism that a small group of shareholders may wield to advance private agendas or interests that our broader shareholder base may not share and might not ultimately adopt at the special meeting. Moreover, a special meeting right already exists under Section 403 of the Michigan Business Corporation Act which gives SpartanNash shareholders owning a combined 10% of the Company’s outstanding shares of common stock the right to request that a Michigan circuit court order a special meeting for good cause shown.

In addition, organizing and preparing for a special meeting is likely to be disruptive and divert significant time and attention of our Board and management away from their primary focus of overseeing and operating our business and creating long-term shareholder value. With each special meeting, the Company will likely incur significant expenses in order to prepare the disclosures required for such meeting, print and distribute materials, solicit proxies, and tabulate votes. The Board believes that a 25% threshold represents a meaningful critical mass of support for the business proposed to be brought before a special meeting, ensuring that the business is broadly supported by shareholders, has a credible chance of succeeding at the meeting, and advances the long-term interests of the Company and its shareholders.

A 25% ownership threshold for a special meeting right is also consistent with market trends and best practices for corporate governance. Today, of all Russell 2000 companies, only 45% provide a special meeting right to shareholders, and of those companies that provide such a right, 60% of Russell 2000 companies have set the ownership threshold at 25% or higher. Only 33% of Russell 2000 companies set the ownership threshold at 15% or below. Among the Company’s compensation peer group, 53% of peer companies provide a special meeting right to shareholders, and of those peer companies that provide such a right, only 20% set the ownership threshold at 15% or below.

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Proposal 4: Management Proposal to Amend the Comany's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold

After careful consideration of the Company’s current corporate governance practices, recent trends and best practices in corporate governance both within and outside of our peer group, the current state law right, and the receipt of the shareholder proposal regarding shareholder special meeting rights included in this Proxy Statement (Proposal 5, the “Shareholder Special Meeting Proposal”), the Board and the Nominating and Corporate Governance Committee believe that the adoption of the right for shareholders to request a special meeting at an ownership threshold of 25% in this proposal (Proposal 4), instead of the 15% ownership threshold suggested in the Shareholder Special Meeting Proposal (Proposal 5), establishes the appropriate balance between enhancing shareholder rights and adequately protecting shareholder interests. Our Board has approved the Company Special Meeting Proposal and has directed that it be submitted to shareholders for approval.

Specific Proposed Amendment

The general description in this Proposal 4 of the proposed amendment to the Bylaws is qualified in its entirety by reference to the text of the proposed amendment, which is included immediately below and marked to show the changes described above.

Section 3. Special Meetings of Shareholders.

(a) Unless otherwise provided by the Articles of Incorporation of the Corporation (including the terms of any certificate of designation with respect to any series of preferred stock and as amended and restated from time to time (the “Articles of Incorporation”)) or statute, special meetings of shareholders may be called only by the Board of Directors or the Secretary of the Corporation, pursuant to Section 3(b). The Board of Directors may call a special meeting of shareholders by giving notice of the meeting to each shareholder entitled to vote at the meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of shareholders previously scheduled by the Board of Directors.

(b) Subject to this Section 3(b) and other applicable provisions of these Bylaws, a special meeting of shareholders shall be called by the Secretary upon the written request (each such request, a “Special Meeting Request” and such meeting, a “Shareholder Requested Special Meeting”) of one or more shareholders of the Corporation that together hold, for their own account or on behalf of others, beneficial ownership of at least a twenty-five percent (25%) of the capital stock of the Corporation issued and outstanding (the “Requisite Percentage”).

(c) In order for a Shareholder Requested Special Meeting to be called, one or more Special Meeting Requests must be signed by the Requisite Percentage of shareholders submitting such request and must be delivered to the Secretary. The Special Meeting Request(s) shall be delivered to the Secretary at the principal executive offices of the Corporation by registered mail, return receipt requested, or a nationally recognized private overnight courier service. Each Special Meeting Request shall (i) set forth a statement of the specific purpose(s) of the Shareholder Requested Special Meeting and the matters proposed to be acted on at it, (ii) bear the date of signature of each such shareholder signing the Special Meeting Request, (iii) set forth any material interest of each shareholder signing the Special Meeting Request in the business desired to be brought before the Shareholder Requested Special Meeting, (iv) include documentary evidence that the shareholders requesting the special meeting together own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary; provided, however, that if the shareholders are not the beneficial owners of the shares constituting all or part of the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten (10) days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially own such shares as of the date on which such Special Meeting Request is delivered to the Secretary, (vi) an agreement by each of the shareholders requesting the special meeting and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made to notify the Corporation promptly in the event of any decrease in the capital stock held by such shareholder following the delivery of such Special Meeting Request and prior to the Shareholder Requested Special Meeting and an acknowledgement that any such decrease shall be deemed to be a revocation of such Special Meeting Request by such shareholder or beneficial owner to the extent of such reduction, and (vii) contain any other information that would be required to be provided in a shareholder notice pursuant to Section 11(d) (as if the Special Meeting Request was a

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Proposal 4: Management Proposal to Amend the Comany's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold

nomination or other proposal of business to be considered at an annual meeting and the shareholder requesting a special meeting was a Noticing Party) for all of the shareholders whose shares will count toward the Requisite Percentage needed to request a special meeting (including the referenced provisions therein). Each shareholder making a Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made is required to update such Special Meeting Request delivered pursuant to this Section 3(b) in accordance with the requirements of Article II, Section 11 of these Bylaws (including any referenced provisions therein).

(d) Any requesting shareholder may revoke his, her or its Special Meeting Request at any time prior to the Shareholder Requested Special Meeting by written revocation delivered to the Secretary at the principal executive offices of the Corporation. If at any time after sixty (60) days following the earliest dated Special Meeting Request, the unrevoked (whether by specific written revocation or by a reduction in the shares held by such shareholder) valid Special Meeting Requests represent in the aggregate less than the Requisite Percentage, there shall be no requirement to hold a Shareholder Requested Special Meeting.

(e) In determining whether Special Meeting Requests have met the requirements of this Section 3, multiple Special Meeting Requests will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the requested special meeting and substantially the same matters proposed to be acted on at the Shareholder Requested Special Meeting (in each case as determined in good faith by the Board of Directors), and (ii) such Special Meeting Requests have been delivered to the Secretary within sixty (60) days of the delivery to the Secretary of the earliest dated Special Meeting Request relating to such item(s) of business.

(f) If none of the shareholders who submitted a Special Meeting Request appears or sends a qualified representative to present the item of business submitted by the shareholders for consideration at the Shareholder Requested Special Meeting, such item of business shall not be submitted for vote of the shareholders at such Shareholder Requested Special Meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation or such shareholder(s).

(g) Except as provided in the next sentence, a Shareholder Requested Special Meeting shall be held at such date, time and place within or without the State of Michigan as may be fixed by the Board of Directors; provided, however, that the date of any such Shareholder Requested Special Meeting shall be not more than ninety (90) days after the date on which valid Special Meeting Request(s) constituting the Requisite Percentage are delivered to the Secretary of the Corporation (such date of delivery being the “Delivery Date”). Notwithstanding the foregoing, the Secretary shall not be required to call a Shareholder Requested Special Meeting if the Special Meeting Request(s) do not comply with the provisions of this Section 3. The procedures set forth in this Section 3 are the exclusive means by which items of business may be raised by shareholders at a Shareholder Requested Special Meeting.

(h) Written notice of a special meeting stating the place, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. Any notice relating to a special meeting appropriately called pursuant to this Section 3 shall describe the item or items of business to be considered at such special meeting. Business transacted at any special meeting shall be limited to the matters identified in the Corporation’s notice given pursuant to this Section 3; provided, however, that nothing herein shall prohibit the Board of Directors from including in such notice and submitting to the shareholders additional matters to be considered at any Shareholder Requested Special Meeting.

If this proposal is approved, the Board will adopt a resolution to amend and restate Article II, Section 3 of the Bylaws to provide shareholders owning 25% or more of our outstanding common stock with the right to request a special meeting of shareholders.

If this proposal is not approved, then the proposed amendment to the Bylaws will not become effective, and the current provisions of the Bylaws will continue to remain in existence.

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Proposal 4: Management Proposal to Amend the Comany's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold

Although the Company Special Meeting Proposal and the Shareholder Special Meeting Proposal concern the same subject matter, the terms and effects of each proposal differ, including the fact that the shareholder proposal is not binding (it requests that the Board take certain steps, but does not amend either the Company’s Certificate of Incorporation or the Bylaws). Each of Proposal 4 and Proposal 5 is not conditioned upon the approval of the other proposal.

Required Vote

Approval of this Proposal 4 requires the approval of a majority of the votes cast by shareholders entitled to vote on the action. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.

The Board recommends that you vote FOR the approval of the Management Proposal Regarding Special Meetings.

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RESOLVED: Shareholders ask the Board to take the steps necessary to amend the governing documents to give shareholders with an aggregate of at least 15% of outstanding common stock the power to call special meetings of shareholders.

DEAR FELLOW SHAREHOLDERS:

Providing shareholders a meaningful right to call special meetings is essential for their ability to effectively engage management and is a widely supported aspect of good corporate governance.

As The Council of Institutional Investors’ Principles on Corporate Governance state: “Shareowners should have the right to call special meetings.” Glass Lewis says it “strongly supports the right of shareholders to call special meetings.” And Institutional Shareholder Services (ISS) supports this right too.

Yet SpartanNash doesn’t provide this right.

While the need to actually call special shareholder meetings is rare, a meaningful right of shareholders to call them provides a critical accountability tool. As BlackRock says, “shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting” and, accordingly “should have the right to call a special meeting.”

Further, although Michigan law, under which SpartanNash is incorporated, does provide a limited right for shareholders to petition a court for a special meeting, we believe shareholders shouldn’t be dependent on litigation to exercise this basic and important right of strong governance.

We also believe that because special meetings can involve substantial resources, a sufficient threshold percentage of shareholders should be required to call them.

This guards against a small number abusing the right for their own interests rather than for those shared by the majority of shareholders. In this case, we believe a 15% ownership threshold would be appropriate and provide shareholders a meaningful right to request a special meeting while mitigating the risk of corporate resources being wasted to serve narrow interests of a few minority shareholders.

Indeed, such a threshold is widely supported.

For example, BlackRock supports “a minimum of 15%” threshold. Vanguard Group supports establishing this right, “as long as the ownership threshold is not below 10%.” ISS supports proposals to establish this right, and says its preference is a 10% threshold. And Glass Lewis generally favors a 10-15% threshold.

Based on the foregoing, we believe support for this request is in the best interest of SpartanNash and its shareholders. Thank you.

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Proposal 5: Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if properly presented at the Annual Meeting

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION OF SHAREHOLDER PROPOSAL 5

After carefully considering this shareholder proposal, the Board has concluded that Proposal 5 is not in the best interests of the Company or its shareholders. Accordingly, the Board unanimously recommends voting “AGAINST” Proposal 5.

The Board believes that any right provided to shareholders to call special meetings should empower shareholders to call special meetings in appropriate circumstances. This shareholder proposal, which seeks to introduce a special meeting shareholder right with an ownership threshold of 15%, fails that standard. The Board believes that a 15% threshold would increase the likelihood that business at a special meeting is not broadly supported by shareholders, represents narrow interests benefiting only certain groups, and does not have a credible chance of succeeding at the meeting. This threshold would permit a tiny fraction of the Company’s shareholders, potentially as few as one or two, to call a special meeting without attracting much, if any, support from other shareholders. Special meetings also impose significant administrative and operational costs on the Company, and the Board, Company management and other Company employees must devote significant time, resources and attention to preparing for and holding special meetings, detracting from their ability to focus on the operation of our business to maximize shareholder value. Given the significant costs and disruption imposed by special meetings, only special meetings that advance the long-term interests of the Company should be held.

The Board and management team have demonstrated that we are committed to sound and effective corporate governance practices that promote long-term shareholder value, strong independent leadership and management accountability. The Board further recognizes that providing shareholders the ability to request a special meeting is a meaningful governance mechanism. As such, management has proposed an alternate proposal (Proposal 4), which would provide shareholders owning a combined 25% of the Company’s outstanding shares of common stock the right to call a special meeting. As noted in Proposal 4, a special meeting right already exists under Section 403 of the Michigan Business Corporation Act which gives SpartanNash shareholders owning a combined 10% of the Company’s outstanding shares of common stock the right to request that a Michigan circuit court order a special meeting for good cause shown. Combined with shareholders’ existing right under state law, management’s proposal to adopt a 25% threshold would help bolster the Company’s already effective corporate governance practices, which protect the long-term interests of the Company while also strengthening Board and management accountability to the Company’s shareholders.

A 25% ownership threshold for a special meeting right is also consistent with market trends and best practices for corporate governance. Today, of all Russell 2000 companies, only 45% provide a special meeting right to shareholders, and of those companies that provide such a right, only a third or 33% set the ownership threshold at 15% or below. In fact, 60% of Russell 2000 companies which provide a special meeting right to shareholders set the ownership threshold at 25% or higher. Among the Company’s compensation peer group, 53% of peer companies provide a special meeting right to shareholders, and of those peer companies that provide such a right, only 20% set the ownership threshold at 15% or below.

Given the Company’s comprehensive array of corporate governance practices and policies, implementing a right to call special meetings with a 15% ownership threshold is unnecessary and will not lead to maximizing long-term shareholder value. Elements of the Company’s comprehensive corporate governance practices and policies include:

Governance Practices

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Consistent Board refreshment resulting in 6 new Directors over the course of 3 years
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8 of 9 Director Nominees are Independent
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Board Committees consist entirely of Independent Directors
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Rotation of Committee members, including 2 new Committee Chairs in the past 2 years
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Separate Independent Board Chair and CEO
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Independent Directors meet regularly in executive session

Shareholder Rights

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Annual election of Directors
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Majority voting standard for amendments to Articles of Incorporation Amendments
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Majority voting standard for amendments to Company Bylaws adopted in September 2024
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No supermajority voting thresholds
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No Poison Pill
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Resignation requirement for Directors who receive a greater number of “Withheld” votes than “For” votes in an uncontested election

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Proposal 5: Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if properly presented at the Annual Meeting

The Board believes that the Company’s existing corporate governance practices, including the existing state law right for shareholders to request that a court order a special meeting combined with management’s Proposal 4 to enable the implementation of a shareholder special meeting right with a 25% ownership threshold, are sufficient and appropriate to ensure effective and responsive shareholder engagement and representation. The Board believes the 15% ownership threshold set forth in Proposal 5 is not in the best interests of the Company’s shareholders for the reasons previously stated and instead believes that the 25% ownership threshold presented in management’s Proposal 4 is consistent with governance trends and strikes a more appropriate balance between shareholders’ ability to hold the Board and management accountable and the Company’s ability to focus on shareholders’ long-term interests.

The Board recommends that you vote AGAINST Proposal 5 and vote FOR Proposal 4.

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At SpartanNash, we are committed to sound and effective corporate governance practices that promote long-term shareholder value and foster strong independent leadership and management accountability. The Board has adopted a Corporate Governance Policy that contains general principles regarding the responsibilities and function of our Board and Board Committees, including with respect to Board leadership structure, Board size and membership criteria, access to senior management and outside advisors, Board, Committee, and director evaluations, and director compensation. The Policy is designed to communicate our fundamental governance principles and to provide management, Associates, and shareholders with insight to the Board’s ethical standards, expectations for conducting business, and decision-making processes.

More information regarding the Company’s corporate governance, including a copy of our Corporate Governance Policy, is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com. The information contained on or connected to the Company’s website is not incorporated by reference into and should not be considered part of this proxy statement.

DIRECTOR INDEPENDENCE

Our Corporate Governance Policy requires that at least two-thirds of all directors be independent, as defined by the Nasdaq listing rules. The Board has determined that all current Directors, other than our Chief Executive Officer, Mr. Sarsam, are independent under the applicable rules of Nasdaq. In addition, Hawthorne L. Proctor and William R. Voss, who served as directors for part of 2024, were deemed independent.

BOARD LEADERSHIP STRUCTURE

The Nominating and Corporate Governance Committee and the Board periodically evaluate the leadership structure of the Board in light of a variety of factors that the Board considers important, including the Company’s current Board composition, the experience and skills of our management team, continuity of leadership, and other factors.

Concurrent with the appointment of Mr. Sarsam as Chief Executive Officer, the Board separated the roles of Chairman of the Board and Chief Executive Officer. Mr. Hacker, who previously served as our Lead Independent Director, currently serves as the Board’s independent Chairman. The Board may consider having the Chairman and Chief Executive Officer roles filled by a single individual in the future and will determine whether to engage stakeholders in the decision-making process at that time. Currently, the Board believes that its leadership structure, in which the roles of Chairman of the Board and CEO are separated, best serves the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s shareholders, including its oversight of management, and the Company’s overall corporate governance. The Board also believes that the current structure allows our CEO to focus on managing the Company, while leveraging our independent Chairman’s experience to drive accountability at the Board level.

Under the Corporate Governance Policy, if the chair of the Board is also the current or former Chief Executive Officer of SpartanNash, the Board will elect a Lead Independent Director from among the directors who are independent under Nasdaq Listing Rule 5605(a)(2).

BOARD EVALUATION AND DIRECTOR PEER REVIEW PROCESS

The Board recognizes that a robust evaluation process is an essential component of strong corporate governance practices and promotes Board effectiveness. The Nominating and Corporate Governance Committee oversees the annual evaluation process, led by the Chair of the Nominating and Corporate Governance Committee.

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Corporate Governance

The Nominating and Corporate Governance Committee reviews the format of the Board and Committee evaluation and director peer review process as necessary to help ensure that the solicited feedback remains relevant and appropriate. Currently, the Board engages in self-evaluation annually, using two processes in alternate years. In one year, the Board evaluates and assesses Committee performance and overall Board performance. The results are discussed by the full Board and each Committee, as applicable, and changes to the Board’s and its Committees’ practices are implemented as appropriate. In the alternate year, the Board conducts a Board and Committee evaluation that also includes a peer review process of individual directors. As part of this process, the Nominating and Corporate Governance Committee selects an independent advisor who speaks with each director individually to obtain insights regarding the contributions of other directors, and to discuss issues in greater depth and obtain more targeted feedback with respect to Board, Committee and individual director effectiveness. The independent advisor provides a report to the Nominating and Corporate Governance Committee and the Board summarizing the findings. The Board believes that these processes help promote a culture of objective and robust discussion and deliberation. The Board last conducted its self-evaluation in November 2024.

THE BOARD’S ROLE IN RISK OVERSIGHT

We recognize the importance of effective risk management to the success of our business and shareholder value and we have long-standing and highly developed structures in place to manage risk. Management of risk is the direct responsibility of the Company’s senior leadership team. The Board is responsible for overseeing the Company’s risk management and risk mitigation. In its oversight of the Company’s risk-management process, the Board seeks to ensure that the Company is informed and deliberate in its risk-taking. Management of risk is the direct responsibility of the Company's senior leadership team. The Company's Compliance Officer ("CO") reports to the Chief Legal Officer ("CLO") and is responsible for overseeing the Company's compliance framework and programs, including monitoring risks that arise with relation to those programs. The CO is responsible for developing and maintaining compliance policies and procedures, monitoring and assessing compliance risks for the Company, and regularly reporting on compliance matters to the management team and to the CLO for further reporting and/or escalation to the Board, as appropriate. The Company’s primary mechanisms for risk management consist of the Company’s enterprise risk management program (“ERM”), its internal audit program, strategic review sessions held between the Board and management, and the Company’s external audit by an independent auditing firm.

The Board regularly analyzes the Company’s strategic plan and objectives with management. As part of this process, the Board and management identify and assess strategic risks attendant to initiatives such as acquisitions and divestitures, major investments, financings, and capital commitments.

The Board implements its risk oversight function both as a whole and through Committees, which meet regularly and report back to the full Board. In particular:

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The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, internal controls, cybersecurity and legal compliance. The Audit Committee oversees the Company’s internal audit and ethics programs, including adherence to the Company’s Code of Conduct. On a regular basis, the Audit Committee members meet independently with the Company’s head of Internal Audit and representatives of the independent auditing firm; and the Company’s Chief Financial Officer, Corporate Controller, Compliance Officer, and Chief Legal Officer. The Committee oversees controls and procedures related to risks and disclosures, including the validation of data disclosed in the Company's Corporate Responsibility report.
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The Compensation Committee evaluates the risks and rewards associated with the Company’s executive compensation philosophy, policies and programs ensuring that the compensation structure establishes appropriate incentives for executives and Associates. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without impairing the overall incentive nature of the compensation. The Compensation Committee also reviews senior leadership succession planning and human capital management.

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Corporate Governance

•
The Nominating and Corporate Governance Committee regularly reviews the Company’s governance policies, structure and practices to promote the long-term interests of shareholders. The Nominating and Corporate Governance Committee assists the Board in fulfilling its responsibilities regarding the size and composition of the Board, including the identification of qualified candidates for nomination for election to the Board, assesses the independence of directors, evaluates director performance, manages committee composition and appointments, and oversees the Company's corporate responsibility efforts, initiatives, disclosures, and progress against goals.

Cybersecurity Risk Oversight

The Board has primary oversight of the Company's cybersecurity governance assisted by the Audit Committee in the fulfillment of its responsibilities with respect to the oversight of cybersecurity, data security, privacy programs, and the Company’s response to security breaches. Two Audit Committee members completed the National Association of Corporate Directors/Carnegie Mellon CERT cyber-risk oversight program along with required examinations and earned the CERT designation. The Chief Information Officer ("CIO") provides quarterly updates to the Audit Committee, which include a current evaluation of the Company’s maturity within the National Institute of Standards and Technology ("NIST") framework, including assessments against key performance indicators, updates on internal phishing campaigns, tabletop exercises conducted at various levels of the organization, and management training. The Audit Committee also reviews reports and recommendations from third parties periodically engaged by the Company to assess the cybersecurity control environment. In addition, the Company’s Internal Audit function periodically audits elements of the security program and reports its observations to the CIO, the Chief Information Security Officer, CLO and the Audit Committee. The Company has a Cybersecurity Policy, Privacy Policy, Cybersecurity Incident Response Plan, and a materiality assessment framework inclusive of disclosure controls and procedures to assist the Company in satisfying disclosure obligations. The Company reviews cybersecurity incidents through its materiality assessment framework, which provides quantitative and qualitative considerations for evaluating the magnitude of an individual event. Based on the preliminary evaluation of an event, the Company’s Cybersecurity Incident Disclosure Committee will convene to assess materiality and determine corrective actions and internal and external disclosure requirements. The Cybersecurity Incident Disclosure Committee is composed of the following individuals: the Chief Financial Officer, Corporate Controller, CLO, and CIO.

Corporate Responsibility Risk Oversight

The Board has primary responsibility for oversight of the corporate responsibility framework, including initiatives, programs and progress related to sustainability, culture, governance, and human capital management, with the standing Committees supporting the Board by addressing the specific categories related to their respective areas of oversight. The Nominating and Corporate Governance Committee oversees the Company's approach to corporate responsibility. The Audit Committee is charged with oversight of the Company's controls and procedures related to identified risks and disclosures, including the process for validating data disclosed in the Company's Corporate Responsibility reports. The Compensation Committee oversees human capital management pay practices. The CLO periodically updates the full Board on progress, disclosures and trends.

DIRECTOR ATTENDANCE

Each director is expected to make every effort to attend every Board meeting and every meeting of each Committee on which he or she serves as a member.

In 2024, each director attended at least 90% of the meetings of the Board and the Committees on which he or she served.

Independent directors meet in executive sessions, without the presence of management, at each regularly scheduled Board meeting.

Directors are also expected to attend the Annual Meeting unless compelling personal circumstances prevent attendance. All of the Company’s then serving directors attended our 2024 Annual Meeting of Shareholders.

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Corporate Governance

HEDGING AND PLEDGING PROHIBITED

The Board has adopted a policy that prohibits an executive officer or director of the Company from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of the Company’s common stock or other equity securities (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, or exchange funds).

In addition, the Company’s executive officers and directors are not permitted to pledge, or otherwise encumber shares of the Company’s common stock or other equity securities as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account. A copy of the Company’s Policy on Hedging and Pledging Company Stock is contained in the Insider Trading Policy available in the “Investors — Corporate Governance” section of our corporate website, www.spartannash.com.

MAJORITY WITHHELD VOTING POLICY

Under the Company’s Corporate Governance Policy, any director who receives a greater number of votes “withheld” than votes “for” such election in an uncontested election at an annual meeting of shareholders (a “Majority Withheld Vote”) is required to offer his or her resignation from the Board to the Nominating and Corporate Governance Committee upon certification of the shareholder vote. The resignation will be effective if and when accepted by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists entirely of independent directors, will promptly consider the acceptance of the director’s offer of resignation (excluding the affected director from consideration of and voting on acceptance of the resignation).

NO SUPERMAJORITY VOTING REQUIREMENT

In September 2024, the Board amended the Company’s Bylaws to adopt a shareholder proposal calling for a simple majority for all voting matters.

CHANGE IN EMPLOYMENT STATUS

A director who experiences a material change in his or her employment status is expected to promptly offer his or her resignation as a director to the Nominating and Corporate Governance Committee. The Committee will promptly consider and vote upon acceptance or rejection of the director’s offer to resign (excluding the affected director from consideration of and voting on acceptance of the resignation).

OTHER BOARD MEMBERSHIPS

Executive officers of the Company must notify the Nominating and Corporate Governance Committee before serving as a member of the board of directors of any other business organization. The Nominating and Corporate Governance Committee reviews the Chief Executive Officer’s membership on external boards of directors at least annually. The Chief Executive Officer may not serve on the board of directors of more than one business organization not affiliated with the Company without the prior review and approval of the Nominating and Corporate Governance Committee. The Committee may limit the directorships for any other executive officer if it believes that they will interfere with the executive officer’s responsibilities to the Company. Non-management directors may not serve on more than three other public company boards without the prior review and approval of the Nominating and Corporate Governance Committee.

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Corporate Governance

CODE OF CONDUCT

The Audit Committee has approved a Code of Conduct (the “Code”) that articulates the Company’s standards regarding business ethics and expectations. The Code applies to all Associates, officers, and members of the Board. The Code establishes guidelines to help the Company conduct our business with honesty and integrity and in compliance with applicable laws. The Code requires all Associates of the Company to report promptly any violations of the Code. Associates may report violations through reporting systems on a confidential and anonymous basis. The Code is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com. We intend to satisfy applicable disclosure requirements regarding any amendment to, or waiver from, a provision of the Code of Conduct by making disclosures concerning such matters available on the “Investors — Corporate Governance” section of our website.

MANAGEMENT SUCCESSION PLANNING

Under our Corporate Governance Policy, the Board maintains and periodically reviews a succession plan for the Company’s Chief Executive Officer and such other executive officers as it deems appropriate to manage the continuity of leadership in the execution of the Company’s business strategies. The succession plans are based upon recommendations of the Compensation Committee and formally approved by the Board.

BOARD AND MANAGEMENT COMMUNICATION

SpartanNash is committed to open and effective communication between the Board and management. Directors are encouraged to consult with any members of the management team and may visit Company facilities without the approval or presence of corporate management. The Board is required to dedicate a substantial portion of at least one meeting per year to discussions with management regarding the Company’s strategic plan.

DIRECTOR EDUCATION

The Board believes in continuous improvement of Board effectiveness and functioning as well as individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, ethics and compliance programs, corporate governance practices, sustainability strategy, principal officers, and internal and independent auditors. The Company encourages all its directors to attend continuing education programs so that they may stay abreast of developments in corporate governance and best practices and further develop their expertise.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who wish to send communications to the Board, any Committee or any director or group of directors may do so by sending them in care of our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700. The Corporate Secretary has the discretion to screen communications that are unrelated to the business or governance of SpartanNash, or otherwise inappropriate. The Corporate Secretary will, however, compile all shareholder communications that are not forwarded, and such communications will be available to any Director. A copy of our Shareholder Communication Policy can be found in the “Investors – Corporate Governance” section of our website, www.spartannash.com.

CORPORATE RESPONSIBILITY

As a food solutions Company, SpartanNash is focused on delivering the ingredients for a better life to our independent retail customers, Associates, store shoppers and the communities we serve. This commitment extends beyond the footprint of our distribution centers and retail stores, and it supports SpartanNash’s long-term growth.

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Corporate Governance

In March 2025, we issued our 2024 Corporate Responsibility Report, which provides insights on the sustainability, cultural and governance efforts the Company has been working on and updates our previous metrics to achieve the Company's goals. Our focus areas to advance our goals include:

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People: Engaging, developing, and rewarding our Associates; promoting a culture of belonging; and keeping our Associates safe.
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Operational Excellence: Reducing our carbon footprint and costs through supply chain efficiencies; creating a stable and secure supply chain.
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Insights That Drive Solutions: Focusing on providing healthy, convenient and local options and related education; developing services that improve health care outcomes for our pharmacy patients.

Corporate Responsibility Oversight

The Board's Nominating and Corporate Governance Committee is formally tasked with overseeing the Company's corporate responsibility framework. In addition, in 2022 the Company created a management-led Corporate Responsibility Committee to oversee the work of three subcommittees – the Sustainability subcommittee, People First subcommittee, and the Governance subcommittee – tasked with the development and implementation of Company led initiatives in support of our framework and goals. The management-led Corporate Responsibility Committee and its three subcommittees are overseen by four executive chairs: Chief Supply Chain Officer; Chief Human Resources Officer; Chief Legal Officer, and Chief Communications Officer. The Chief Legal Officer serves as the executive sponsor for the Company’s Corporate Responsibility program, providing periodic reports to the Board's Nominating and Corporate Governance Committee.

2024 Corporate Responsibility Updates

In 2022, the Company conducted a materiality assessment identifying priorities which served as foundation for the Company’s 2023-2025 Goals. These goals were developed in alignment with our strategy and focus areas, as well as SpartanNash’s Core Capabilities – People, Operational Excellence, and Insights That Drive Solutions. Beyond the formalized strategy, the Company continued to implement initiatives throughout the year and made progress on our journey. The goals were set to be measured from January 1, 2023, through December 31, 2025. Each goal’s progress is measured against a 2021 baseline. The Company has continued to make meaningful progress toward these defined goals, and our efforts reinforce SpartanNash’s commitment to being a responsible business and good neighborhood partner.

People First Actions

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Achieved top-quartile safety performance as evidenced by a Total Recordable Incident Rate ("TRIR") of 2.0, which represents the top quartile under the U.S. Occupational Safety and Health Administration guidelines.
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Reduced our TRIR by 25% year-over-year and we are on track to meet our long-term goal of having reduced incident rates by 35% since 2021.
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Received the 2024 Theo Award from National Comp and Risk & Insurance for excellence in injury reduction, improved medical outcomes, safety improvements and return-to-work efficiencies.
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Became an industry leader in Associate safety, reducing our lost-time incidents by 83% since 2020.
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Achieved a 7% decrease in the rate of turnover and a 4% increase in the 90-day new hire retention rate compared to the prior year.
•
Enhanced the Company’s career website at careers.spartannash.com, showcasing our People First culture, career opportunities, associate resource groups, support for veterans, and more.
•
Introduced our People Philosophy, competency-based interview guides, and training for hiring managers to ensure a fair and transparent hiring process.
•
Made leadership development a priority with new partnerships with DiSC, Korn Ferry, LinkedIn Learning and Skillsoft, providing team leaders with high-quality training.
•
Expanded our competency-based development for people leaders, reinforcing our commitment to professional growth and career advancement.

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Corporate Governance

•
Enhanced the Company’s Annual Incentive Plan to include an additional 700 Associates across the business to further incentivize and align their performance with the success of the Company.
•
Launched a new daycare assistance program to provide subsidies and enrollment assistance to Associates who are responsible for daycare and elder care expenses.
•
Our work in the area of Human Capital Management has garnered multiple awards and recognition during the 2024 calendar year including Great Place to Work®, U.S. News & World Report® - Overall Best Companies to Work For, and Best & Brightest Company to Work For in The Nation.
•
Expanded our work with Associate resource groups to offer a place for Associates to feel supported by each other. These groups have helped us continue to foster a community of belonging. All Associates are welcomed to participate in these groups. Participation in these groups has grown from 21 members in 2022, 492 members in 2023 and 815 members in 2024.
•
In 2024, we had 106 interns from 38 colleges participating in our summer internship program and converted several of those interns to full-time positions. We continue to partner with colleges and universities to build a robust pipeline of candidates.

Sustainability

•
Achieved a 7.7% improvement in our Ton Miles Per Gallon (TMPG) rate since 2022 due to initiatives that have improved our supply chain efficiency.
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Distribution center kWh consumption was reduced by 13% compared to 2023 through continual efforts and updates of LED conversions, completed battery charger upgrades, and network optimization changes.
•
Added 282 new refrigerated trailers to the fleet, which is approx. 21% of the total trailer fleet. As older model trailers are retired, these new trailers account for a 94% reduction in ozone-depleting emissions.
•
Decreased ozone-depleting emissions in retail stores by 11% compared to 2023.
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Used approximately 46% recycled material within our in-store packaging SKUs.

Corporate Giving

•
Contributed almost 6.4 million meals, putting our total meals donated at 12.6 million. Donations came from our grocery stores, distribution centers (including eligible close-dated product to reduce waste), our disaster relief program, corporate donations, and donations through the Our Family Cares® program.
•
Donated more than $14 million in cash, food, and essential products to our local nonprofit partners that align with our pillars of giving – Hunger, Heroes and Hope.
•
Gave more than $365,000 toward disaster relief efforts.
•
Volunteered more than 4,600 hours of Associate service across West Michigan, Minneapolis, and Norfolk, Virginia, during the Company’s Helping Hands Day events.
•
Reimagined our Helping Hands Day in Grand Rapids, Michigan, bringing more than 700 Associates together to pack 5,000 personal hygiene kits and nearly 15,000 meal boxes with meals to feed a family of four for one week (more than 500,000 meals).

Governance

•
Continued Board refreshment adding Dorlisa K. Flur as a new Director to the Board. Mr. Flur was the sixth independent director to join the SpartanNash Board since the summer of 2021. With the assistance of a leading executive search firm, we take ongoing action to ensure the Board maintains the right combination of skills, experience and diversity to oversee value creation for shareholders.
•
Advanced efforts with respect to investor transparency and outreach. The increase in active investor engagement enabled the Company to further share progress on Our Winning Recipe®, strategic direction and the individual elements of the transformational initiatives that are underway.
•
Adopted a shareholder proposal calling for simple majority voting to amend the Company’s bylaws.

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Corporate Governance

Shareholder Engagement

Since 2022, the Company has significantly advanced its efforts with respect to investor transparency and engagement. The Company appreciates the time and thoughtful engagement with the shareholders and prospective investors who met with us throughout the year. We look forward to the ongoing dialogue as the Company furthers its strategic plan, designed to drive sustainable results and unlock shareholder value.

The Company is committed to having continuous shareholder engagement to further develop its relationships with current shareholders and prospective investors. To coordinate a meeting, please reach out to the Investor Relations team via email at IR@spartannash.com.

For Additional Information

Stakeholders are encouraged to read the 2024 Corporate Responsibility Report, which is available on the Company's website.

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Our Board consists of a diverse group of highly experienced and accomplished leaders in their respective fields. All of our directors have senior leadership experience at various public and private enterprises. In these positions, they have gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. They also have in-depth public company experience serving as executive officers, or on boards of directors and board committees, and have a robust understanding of corporate governance practices and trends.

The Board and the Nominating and Corporate Governance Committee believe the skills, qualities, attributes, and experiences of our directors provide SpartanNash with business acumen and a diverse range of perspectives to effectively address SpartanNash’s evolving needs and represent the best interests of SpartanNash’s shareholders.

NOMINEE QUALIFICATIONS AND THE NOMINATIONS PROCESS

There are no standing qualifications for nomination for election or appointment to the Board. In the event that a vacancy exists, or we decide to increase the size of the Board, the Nominating and Corporate Governance Committee recommends criteria tailored to the needs of the Board at that time to guide the search and evaluation of candidates and identifies, interviews and evaluates, and makes recommendations to the Board regarding appropriate candidates. The Board has identified certain qualifications, attributes and skills that should be represented on the Board as a whole, which are discussed in the “Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole” section below.

The Nominating and Corporate Governance Committee may engage and pay fees to third party search firms to assist in identifying possible candidates for director and providing information to assist the Committee in the evaluation of possible candidates.

The Nominating and Corporate Governance Committee evaluates candidates recommended by a shareholder using the same criteria as for other candidates recommended by its members, other members of the Board, or other persons. Shareholders who wish to recommend a director candidate should submit the candidate’s name and background information in writing to our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700.

QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE TO BE REPRESENTED ON THE BOARD AS A WHOLE

The Company’s core businesses include distributing grocery products to a diverse group of independent and chain retailers, its corporate owned retail stores, military commissaries and exchanges, and an increasing number of larger e-commerce, dollar store and similar national account customers. Our core distribution business supports our corporate owned retail stores. Wholesale distribution is a highly competitive and dynamic business. Accordingly, the Board believes that at least some of our directors should have experience or specific knowledge in distribution, logistics, consumer goods and food industries at the executive level.

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Board of Directors

In addition, the Board believes that its membership should include directors who have:

•
a high degree of financial expertise;
•
experience with human capital management and executive compensation;
•
strategic planning skills;
•
relevant business experience as a chief executive officer, chief financial officer, or equivalent operating experience; and
•
varied perspectives, education, experience, skills, and backgrounds.

BOARD REFRESHMENT

Our Board regularly engages in Board refreshment and has an ongoing commitment to having highly qualified, independent voices in the boardroom. The Board believes the fresh perspectives brought by new directors are important to a forward-thinking and strategic Board when appropriately balanced with the deeper understanding of our business provided by longer-serving directors. In 2024, following the departure of former independent directors Hawthorne L. Proctor and William R. Voss, the Board appointed Dorlisa K. Flur to the Board, bringing the size of the Board to nine Directors. Ms. Flur brings to the Board strong and relevant business and leadership experience, strong financial expertise, extensive experience in the area of mergers and acquisitions, human capital management expertise, and organizational and operational backgrounds which have enhanced the overall effectiveness and composition of the Board. She also has public company experience as a director. The Board continually evaluates and makes recommendations for appointments to committee and chair assignments.

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Board of Directors

DIRECTOR SKILLS MATRIX

The following matrix highlights the mix of key skills and experiences of the nominees that, among other factors, led the Board and the Nominating and Corporate Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director, and not having a mark does not mean that a particular director does not possess that skill or experience. Nominees have developed competencies in these skills through education, direct experience, and oversight responsibilities. Additional biographical information on each nominee is set out below under the "Director Nominees" section of this proxy statement.

Name	Business Operations and Leadership	Food or Consumer Product Industry	Sales and Marketing	Supply Chain / Logistics	Strategic Transaction / M&A	Financial Expertise	IT / Cybersecurity	Risk Management	Public Company Experience	Human Capital Management
M. Shân Atkins
Fred Bentley, Jr.
Dorlisa K. Flur
Douglas A. Hacker
Kerrie D. MacPherson
Julien R. Mininberg
Jaymin B. Patel
Pamela S. Puryear, Ph.D.
Tony B. Sarsam

BOARD TENURE

Because the merger of Nash Finch and Spartan Stores in 2013 fundamentally transformed each constituent company and created a new, larger, and more complex organization, the Board believes it is appropriate to measure director tenure by reference to service to the combined Company, which is SpartanNash. The table below presents the approximate tenure as of [•], 2025 of each director nominee and the average for all director nominees, measured with respect to the combined Company, SpartanNash.

Director Nominees	Years of Service to SpartanNash Company
M. Shân Atkins	11.4
Fred Bentley, Jr.	1.4
Dorlisa K. Flur	0.7
Douglas A. Hacker	11.4
Kerrie D. MacPherson	1.6
Julien R. Mininberg	3.2
Jaymin B. Patel	3.2
Pamela S. Puryear, Ph.D.	3.2
Tony B. Sarsam	4.5
Average	4.5

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Board of Directors

DIRECTOR NOMINEES

The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, public company directorships held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should continue to serve as a director for the Company. Except as otherwise indicated, each of these persons has had the same principal position and employment for over five years.

M. Shân Atkins, NACD.DC and ICD.D.

INDEPENDENT DIRECTOR

AUDIT COMMITTEE CHAIR

M. Shân Atkins, NACD.DC and ICD.D. is a business executive with extensive experience in retail strategy and operations, consumer goods, food distribution, accounting and finance, and private investment. She has been a director of SpartanNash since 2013. She presently chairs the Audit Committee of SpartanNash and serves on the Company's Compensation Committee.

In addition to her service on the Board of SpartanNash, Ms. Atkins has served on nine other North American public and private company boards. She has been a director of Darden Restaurants, Inc. (NYSE: DRI), an owner and operator of full-service restaurants, since 2014, where she serves as Chair of the Audit Committee, and is a member of the Nominating and Corporate Governance Committee.

Her prior experience includes serving as a director of Spartan Stores, Inc. (NASDAQ), from 2003 until the merger with Nash Finch Company in 2013, where she served a term as chair of the Audit Committee; Aurora Cannabis (NASDAQ:ACB), a leading Canadian integrated cannabis producer, from 2019 to 2023, where she chaired the Audit Committee and served on the Human Resources and Compensation Committee; SunOpta, Inc. (NASDAQ), a manufacturer of natural and organic beverages and snacks, from 2014 to 2019, where she chaired both the Audit and Compensation Committees; LSC Communications, a provider of print and digital services, where she served as a director from 2016 to 2021; The Pep Boys — Manny, Moe and Jack (NYSE), an auto parts and service retailer, from 2004 to 2015, where she served terms as both Audit Committee chair and Compensation Committee chair; Shoppers Drug Mart, Canada’s leading drugstore retailer, from 2005 to 2012, where she served a term as chair of the Audit Committee; and Tim Hortons, Inc. (NYSE), Canada’s leading quick serve restaurant chain, where she served as a director from 2007 until its sale to Burger King/3G in 2014. Ms. Atkins also served on the board of True Value Hardware, a leading hardware wholesaler where she served as Chair of the Audit Committee, from 2010 to 2018.

Ms. Atkins is a former partner in the global consumer and retail practice at Bain & Company, the major international consulting firm. At Bain, she spent 13 years serving clients in a variety of consumer goods categories (food, health and beauty, household products, apparel and footwear) and retailers of various types including supermarkets, chain drug stores, mass merchants and specialty retailers. In her executive career she spent five years with Sears Roebuck & Company in a variety of senior roles, including general management responsibility for a $2.3 billion hardlines business which she led to record results, and running foreign sourcing for both Sears Roebuck (USA) and Sears Canada through a network of overseas sourcing offices and staff.

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Board of Directors

Ms. Atkins started her career as a public accountant with Price Waterhouse Canada. She maintains current registration as both a certified public accountant (USA) and chartered accountant/chartered public account (Canada) and has served as an SEC-designated financial expert on all of her audit committees, including in her current role as chair of the Company's Audit Committee. She holds the highest certification as a professional independent director in both the USA (NACD.DC) and Canada (ICD.D) and is a regular speaker at corporate governance programs across North America. In 2021, Ms. Atkins received a Certificate in Cybersecurity Oversight from the Carnegie Mellon University Software Engineering Institute. In 2024, Ms. Atkins was recognized among the NACD Directorship 100™.

Ms. Atkins’ qualifications as a director include her expertise in finance and accounting and in cybersecurity oversight, her extensive experience as a director of other publicly traded corporations, and her experience in developing and executing strategic plans for major retail organizations. As chair of the Audit Committee, Ms. Atkins leads the Committee in its oversight of the Company's risks, controls and procedures, including related to the oversight of data disclosed in the Company's Corporate Responsibility reporting.

Fred Bentley, Jr.

INDEPENDENT DIRECTOR

Fred Bentley, Jr. is a business executive with extensive experience in the manufacturing, supply chain, and food industry. He joined the SpartanNash Board in November 2023 and currently serves on the Company's Audit and Compensation Committees.

Since 2016, Mr. Bentley has been President and CEO of DexKo Global Inc., a manufacturer of highly engineered trailer running gear, chassis assemblies and related components. He oversees the Dexter and AL-KO global operations, and he has led DexKo to a leading market position with a successful growth strategy.

Prior to joining DexKo, Mr. Bentley was CEO of Maxion Wheels, a $2.4 billion global automotive equipment supplier and the world’s largest wheel company. He served as Chief Operating Officer and President of International Operations of Hayes Lemmerz, leading the company’s sale process (to Maxion) and the divestitures of non-core businesses while significantly globalizing the core business. Mr. Bentley also has significant operational experience from his time at Honeywell/Allied Signal and experience in complex operations, finance and strategy from his seven years at Frito-Lay.

Mr. Bentley serves on the board of directors for Gray Inc. since 2021 where he is a member of the Compensation Committee. Additionally, Mr. Bentley previously served on the board of directors for Aludyne, Inc. from 2013 to 2024, Versa Lift, Inc. from 2016 to 2019; SeaStar Solutions, GT Technologies and DURA Automotive (now Dura-Shiloh).

Mr. Bentley earned his undergraduate degree in industrial engineering from the University of Cincinnati and attended the Harvard Business School Advanced Management Program.

Mr. Bentley’s qualifications as a director include proven operational and leadership experience as a former Chief Operating Officer and as current President and Chief Executive Officer of global companies, as well as his vast supply chain expertise in a variety of markets and geographies and highly developed distribution networks. Mr. Bentley also has a strong record of successfully leading multiple acquisitions and divestitures.

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Board of Directors

Dorlisa K. Flur

INDEPENDENT DIRECTOR

Dorlisa K. Flur is a business executive with extensive experience in grocery distribution, retail, warehousing and logistics for multi-unit, multi-billion-dollar enterprises operating in public, private and private equity environments. She has been a director of SpartanNash since 2024. Ms. Flur currently serves on the Company’s Audit and Compensation Committees.

In addition to her service on the SpartanNash Board, Ms. Flur is as an independent corporate director on the boards of Sally Beauty Holdings, Inc. (NYSE:SBH), United States Cold Storage, Inc., and BlueCross BlueShield of North Carolina, Inc. Ms. Flur serves on the Audit and Nominating & Governance Committees for both Sally Beauty Holdings and BlueCross Blue Shield of North Carolina; she chairs the Strategy Committee for United States Cold Storage. From 2019 to 2024, Ms. Flur also previously served on the board of Hibbett, Inc. as an independent director where she served on the Compensation and Audit Committees and chaired the Nominating & Governance Committee. In 2020, Ms. Flur earned the NACD Directorship Certified™ credential and was recognized in Directors & Boards’ 2021 Directors to Watch and among the NACD Directorship 100™ in 2022, and was a NACD Blue Ribbon Commissioner in 2024 focusing on technology leadership in the boardroom.

Ms. Flur has served as an independent strategic advisor to the leadership of Southeastern Grocers, Inc. ("SEG"), the parent company of Winn-Dixie and Harveys Supermarkets, since 2018. From 2016 until 2018, Ms. Flur championed the company’s successful restructuring as SEG’s former Chief Strategy and Transformation Officer. Prior to SEG, from 2013 to 2016, Ms. Flur was Executive Vice President, Omnichannel for leading department store chain Belk, where she was responsible for corporate strategy, supply chain, customer analytics and insights and helped guide Belk’s successful sale to private equity owners. She also served as Vice Chair, Strategy, and Chief Administrative Officer for Family Dollar Stores, Inc. (NYSE), then a $10 billion revenue public company, where she held five senior operating roles during her tenure from 2004 until 2012. Earlier in her career, Ms. Flur spent 16 years from 1988 to 2004 with global management consulting firm McKinsey & Company as the first female partner elected in the southeast.

Ms. Flur earned her undergraduate economics and computer science degrees from Duke University and an M.B.A. from the Fuqua School of Business, Duke University.

Ms. Flur’s qualifications to serve as a director on the SpartanNash Board include her extensive experience in the grocery distribution, retail and logistics industries, her leadership and experience on numerous corporate boards, and her strong record of management experience spanning more than three decades. Ms. Flur’s experience serving on the nominating and governance, compensation and audit committees for the aforementioned boards are of additional benefit in her role on the SpartanNash Board.

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Board of Directors

Douglas A. Hacker

INDEPENDENT DIRECTOR

BOARD CHAIR

Douglas A. Hacker is a business executive with extensive experience in consumer goods, finance and planning roles. He has been a director of SpartanNash since 2013 and was a director of Nash Finch from 2005 until the merger with Spartan Stores. He presently chairs the SpartanNash Board of Directors.

In addition to his service on the Board of SpartanNash, Mr. Hacker has been a member of the board of directors for Aircastle Limited, a commercial aircraft leasing company, since 2006 where he chairs the Audit Committee. He was previously the Co-Chair and now serves as a member of the board of trustees of a series of open-end investment companies that are part of the Columbia Threadneedle Investments family of mutual funds, since 1996. Columbia Threadneedle Investments is a leading global asset management group specializing in global equities, fixed income and alternatives. Before that, Mr. Hacker served as a director of Travelport Worldwide Limited (NYSE) from 2016 to 2019, and as a director of SeaCube Container Leasing Ltd. from 2010 to 2014.

Earlier in his career, Mr. Hacker served in a variety of finance and planning roles at American Airlines from 1981 to 1993. He also held various executive roles at UAL Corporation (NASDAQ), United Airline’s holding company, including Senior Vice President, Finance and Chief Financial Officer from 1993 to 1999, as Executive Vice President and Chief Financial Officer from 1999 to 2001, as President of Loyalty Services from 2001 to 2002; and as Executive Vice President, Strategy from 2002 to 2006. Mr. Hacker earned his A. B. magna cum laude from Princeton University and an M.B.A. from Harvard Business School.

Mr. Hacker’s qualifications as a director include his extensive experience in financial and operating management, including his prior service as Executive Vice President, Strategy, and his service as Chief Financial Officer of a major airline, in addition to his depth of knowledge of executive compensation.

Kerrie D. MacPherson

INDEPENDENT DIRECTOR

Kerrie D. MacPherson is a business executive with extensive experience as an auditor and international business consultant. She joined the SpartanNash Board of Directors in August 2023, and currently serves on the Company's Audit and Nominating and Corporate Governance Committees.

In addition to the SpartanNash Board, since 2019 Ms. MacPherson has served as an independent director for Community Financial System, Inc. (NYSE: CBU) where she is Chair of the Audit Committee; a member of the Nominating and Governance and Risk and Compliance Committees; as well as a Board Liaison to the Employee Culture and Diversity Council. Since 2022 she has served on the Board of Directors of the privately held Synechron Holdings Inc., where she is Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

In 2018, Ms. MacPherson retired from Ernst & Young as a Senior Advisory Partner. She maintains current registration as a Chartered Professional Accountant (Canada) and serves as an SEC-designated financial expert on all of her audit committees.

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Board of Directors

In addition to corporate board service, Ms. MacPherson serves on the Dean’s Advisory Board and the Global Advancement Board at University of Toronto’s ROTMAN school. She also served on the Board of New York’s City Harvest from 2006 to 2023, and she was Executive Sponsor for EY Entrepreneurial Winning Women, a leadership program to assist female entrepreneurs in growing their businesses. In 2020, Directors and Boards Magazine named Ms. MacPherson a “Director to Watch.”

Ms. MacPherson earned her undergraduate degree in commerce and her Master of Business Administration from the University of Toronto. She is a Fellow of the Chartered Professional Accountants of Ontario, the organization’s highest distinction.

Ms. MacPherson’s qualifications to serve as director include her extensive experience in financial services and auditing, her experience serving on various boards, and her CERT Certificate in Cybersecurity Oversight from NACD. Ms. MacPherson also holds the NACD Directorship Certified™ credential. She has been a longstanding champion of Diversity & Inclusion, having sponsored and co-instructed a leading program for high-potential female leaders called Power.Presence.Purpose.

Julien R. Mininberg

INDEPENDENT DIRECTOR

Julien R. Mininberg is a business executive with extensive experience in consumer goods. He joined the SpartanNash Board of Directors in February 2022. Mr. Mininberg brings a 32-year track record of building market-leading multinational brands and businesses, transforming organizations and culture, operating expertise, and seasoned leadership skills. Mr. Mininberg serves on the Company's Audit and Nominating and Corporate Governance Committees, and previously served on the Company's Compensation Committee through November 2024.

In addition to his service on the Board of SpartanNash, Mr. Mininberg has also served as an independent director for iRobot Corporation (NASDAQ: IRBT) since 2024, where he is a member of the Audit Committee and Compensation Committees. He also serves as the Chairman of the Board of Directors for the privately held food company Kettle Cuisine.

Mr. Mininberg served as Chief Executive Officer of Helen of Troy Limited (NASDAQ), a $2 billion global consumer products company, from 2014 until retiring in March 2024. In 2017 and 2021, he was recognized by Institutional Investor magazine as the top mid-cap CEO in the Food, Beverage, Personal Care and Household Goods industry and elected to their All-America Executive Team. Institutional Investor also named Helen of Troy as one of America's Most Honored Companies in 2021. He previously led Kaz Inc., a private equity backed company, through a major turnaround from 2006 to 2010, serving as its President and later as its CEO. Before joining Kaz, he spent 15 years at The Procter & Gamble Company (NYSE), where he served in a variety of general management and marketing leadership positions with roughly equal amounts of time in roles in the United States and Latin America.

Mr. Mininberg served as a director of Helen of Troy Limited from 2014 until his retirement in 2024. Since 2024 Mr. Mininberg has also served as a Senior Advisor to the private equity firm LCatterton. He currently serves on the Board of Advisors for Yale School of Management and is past President of the school's Alumni Association. In 2021, he was recognized with Yale Alumni Association’s Leadership Award. Mr. Mininberg also served as Vice Chairman of the American Chamber of Commerce's Board of Directors in Guatemala from 2003 to 2005.

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Board of Directors

Mr. Mininberg’s qualifications as a director include his 32-year track record of building market-leading multinational brands and organizations, proven operational and financial expertise, and seasoned leadership skills.

Jaymin B. Patel

INDEPENDENT DIRECTOR

NOMINATING AND CORPORATE GOVERNANCE CHAIR

Jaymin B. Patel joined the SpartanNash Board of Directors in February 2022. Mr. Patel is a proven leader with more than 30 years of high-performance global operating experience in technology led gaming, large-scale distribution/supply chain, and manufacturing related businesses. He currently serves as the Chair of the Company's Nominating and Corporate Governance Committee and as a member of the Compensation Committee, and previously served on the Company's Audit Committee through November 2024.

Mr. Patel served as the President and CFO of Clarim Acquisition Corporation, a special purpose acquisition corporation, from 2020 to 2022, and has served as Executive Chairman of Perennial Climate, Inc. (formerly known as Cloud Agronomics Inc.), a leading platform for soil carbon measurement using remote sensing technologies to underpin carbon credit offset markets, since 2019. From 2015 to 2018, Mr. Patel was Chief Executive Officer and director of Brightstar Corporation, a global wireless device services company backed by Softbank (during that time). For more than two decades, he served in various executive and financial leadership roles at GTECH (now IGT), including as President and Chief Executive Officer of GTECH Corporation, from 2007 to 2015, and as Senior Vice President and Chief Financial Officer of the publicly traded GTECH Holdings Corporation (NYSE) from 2000 to 2006.

Mr. Patel currently serves as an independent director on the board of directors of Brown & Brown, Inc. (NYSE:BRO), a leading insurance brokerage firm, and Bally’s Corporation (NYSE:BALY), a world leading gaming and entertainment company. Mr. Patel serves as the Vice Chairman and on the Compensation Committee of Bally's Corporation and chairs the Audit Committee of Brown & Brown. He also serves on the Board of Rip Van, an innovative low sugar food snacking business, and on other private company boards. Mr. Patel is on the the Foundation Board of the Community College of Rhode Island. He previously served on the Willis Tower Watson board from 2013 through 2022, where he served on the Compensation Committee; and Clarim Acquisition Corp (NYSE) from 2021 to 2022.

Mr. Patel’s qualifications as a director include his long record of leadership with consistently driven high performance within the technology sector, as well as strong supply chain experience, deep business and financial acumen.

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Board of Directors

Pamela S. Puryear, Ph.D.

INDEPENDENT DIRECTOR

COMPENSATION COMMITTEE CHAIR

Pamela S. Puryear, Ph.D. is a business executive with 35 years of global experience in financial services, consulting, healthcare and retail. She joined the SpartanNash Board of Directors in February 2022, where she currently serves as the Chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee, and previously served on the Company's Audit Committee through March 2024.

From 2009 to 2021, Dr. Puryear held several executive leadership roles, including Executive Vice President, Global Chief Human Resources Officer at Walgreens Boots Alliance, Inc. (NASDAQ); Senior Vice President, Chief Human Resources Officer at Zimmer Biomet Holdings, Inc. (NYSE); Senior Vice President, Chief Talent Officer at Pfizer Inc.(NYSE), and Vice President, Organizational Development and Chief Talent Officer at Hospira Inc. (NYSE).

Prior to 2009, Dr. Puryear led an independent organizational development consulting practice for 12 years working globally and across industry sectors, including consumer products, financial services, healthcare, professional services and insurance. Dr. Puryear spent her first 10 years post-MBA in financial services in the real estate investment advisor industry.

Dr. Puryear currently serves as an independent director of Standard Motor Products Inc. (NYSE:SMP) since 2021, where she serves as the Chair of the Compensation and Management Development Committee and is a member of the Audit, Nominating and Corporate Governance, and Strategic Planning Committees. Dr. Puryear also served as an independent director of Rockley Photonics Holdings (NYSE) from 2021 to 2023, where she chaired the Compensation Committee and was a member of the Nominating and Corporate Governance Committee; and NextGen Healthcare Inc. (NASDAQ) from 2021 to December 2023, where she was a member of the Audit Committee.

Dr. Puryear holds a Ph.D. degree in organizational psychology; an MBA degree from the Harvard Business School; and a BA degree in psychology with a concentration in organizational behavior from Yale University. She is a recognized business and human capital thought leader, currently serving as a member of the Advisory Board, Human Capital Center at The Conference Board, a research think tank that delivers business insights to 1,000 public and private organizations in 60 countries. Dr. Puryear was also inducted into the Executive Leadership Council (ELC), the preeminent member organization for Black Executives in 2019, and was named one of the 2021 “Elite 100,” recognizing black female executives changing the face of corporate America. Additionally, in 2023 Dr. Puryear was recognized as a member of the 2023 Most Influential Women Corporate Board Directors by Women Inc. Magazine.

Dr. Puryear’s qualifications to serve as a director include her proven track record of driving value creation through her expertise in human capital management, organizational transformation, innovation and operational excellence.

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Board of Directors

Tony B. Sarsam

PRESIDENT AND CHIEF EXECUTIVE OFFICER

As President and Chief Executive Officer of SpartanNash, Tony Sarsam leads 20,000 Associates serving food retailers in all 50 states as well as the U.S. military both domestically and abroad. Mr. Sarsam joined SpartanNash and the Board in September 2020 and has since focused on building a strong People First culture as the company continues its commitment to growth, operational excellence, customer service and innovation.

With more than three decades of experience in the food industry, Mr. Sarsam has come to understand every side of the consumer-packaged goods business – from the plant floor to the C-suite. Before joining SpartanNash, Mr. Sarsam served as Chief Executive Officer of Borden Dairy Company, a dairy processor and distributor, from 2018 to 2020, and Ready Pac Foods, a manufacturer and distributor of convenience fresh foods, from 2013 to 2018. At Borden, he led the company through a major corporate restructuring and subsequent sale that preserved employment for all frontline Associates during a time of significant industry consolidation. His leadership at Ready Pac helped the company grow by more than 60% and establish a dominant 80% share of the complete meal salad category. Mr. Sarsam’s success at Ready Pac attracted great interest and culminated in the sale of the business to Bonduelle in 2017.

Prior to leading Ready Pac, Mr. Sarsam was President of the Nestlé USA Direct Store Delivery Company, where he created and led the world’s largest frozen direct store delivery network, serving Nestlé frozen pizza and ice cream businesses. He has also served as Executive Vice President of Sales and Operations at Dreyer’s, which was acquired by Nestlé. Mr. Sarsam began his career at PepsiCo, Inc. (NASDAQ:PEP), where he started as an Associate Engineer and progressed through a series of leadership roles, including Plant Manager, Director of Finance, Region Vice President for Sales and Distribution, and Group Vice President of Go to Market Strategy.

Mr. Sarsam is an independent director for Mission Produce, Inc. (NASDAQ:AVO). He currently serves on the board of four non-profit organizations, including the Food Industry Association (FMI), The Right Place, West Michigan Policy Forum, and Arizona State University Foundation.

Mr. Sarsam’s qualifications to serve as a director include his extensive industry experience and deep insight into the Company’s business as our Chief Executive Officer.

41

Board of Directors

BOARD COMMITTEES

SpartanNash’s Board has three standing committees:

•
the Audit Committee;
•
the Compensation Committee; and
•
the Nominating and Corporate Governance Committee.

Meetings Held in 2024
Full Board of Directors	8
Audit Committee	8
Compensation Committee	6
Nominating and Corporate Governance Committee	6

Audit Committee

The Board has established the Audit Committee to assist the Board in fulfilling its fiduciary responsibilities with respect to accounting, auditing, financial reporting, internal controls and legal compliance. The Audit Committee oversees management and the independent auditors in the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee serves as a focal point for communication among the Board, the independent auditors, the internal auditors and management with regard to accounting, reporting, and internal controls.

Currently, Ms. Atkins serves as Chair of the Audit Committee and Messrs. Bentley, and Mininberg, and Mss. Flur, and MacPherson serve as members. The Audit Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Audit Committee Charter is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Audit Committee is independent, as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act, and that Ms. Atkins, Ms. MacPherson, and Ms. Flur are audit committee financial experts, as that term is defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board or otherwise affect the duties, obligations or liability of any other member of the Audit Committee or Board.

Compensation Committee

The Board has established the Compensation Committee to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s executive officers and the Company’s compensation and benefit programs and policies.

Currently, Dr. Puryear serves as Chair of the Compensation Committee and Messrs. Bentley and Patel, and Mss. Atkins and Flur serve as members. The Compensation Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Compensation Committee Charter is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Compensation Committee is independent, as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10C-1 under the Exchange Act.

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Board of Directors

Processes and Procedures. The Compensation Committee reviews executive compensation on a continuous basis each year, with the most comprehensive reviews typically taking place following year-end. The Committee reviews executive performance, current compensation levels, and compensation benchmarking data and analysis (please see the “Compensation Discussion and Analysis” section of this proxy statement for information about benchmarking analysis). The Committee reviews this information in the context of the Company’s performance and financial results. At the conclusion of this review, the Committee grants share-based awards if appropriate, establishes goals and objectives for the then-current year, and may adjust executive salaries. The Committee’s decision-making process is explained in more detail in the “Compensation Discussion and Analysis” section of this proxy statement.

Consultants and Advisors. The Compensation Committee is authorized to engage consultants, advisors and legal counsel at the expense of the Company. The Compensation Committee Charter requires that any consultant engaged for the purpose of determining the compensation of executive officers must be engaged directly by and report to the Committee. The Committee has authority to approve contracts with and payment of fees and other compensation of consultants, advisors and legal counsel.

Prior to engaging or receiving advice from any compensation consultant or advisor, the Committee reviews the independence of the proposed consultant or advisor, taking into account the following factors:

•
The advisor’s provision of other services to the Company;
•
The amount of fees received from the Company by the advisor, as a percentage of the advisor’s total revenue;
•
The advisor’s policies and procedures that are designed to prevent conflicts of interest;
•
Any business or personal relationship between the advisor and a member of the Committee or any executive officer of the Company; and
•
The advisor’s ownership of any Company stock.

Participation by Management. The Company’s compensation philosophy and the administration of its various compensation plans are determined by the independent directors of the Compensation Committee. Company policy and Nasdaq rules prohibit participation by the Chief Executive Officer in the process of determining his or her own compensation. The Company’s executive officers and Human Resources Associates serve as resources to the Compensation Committee and provide advice, information, analysis and documentation to the Committee upon request. The Committee may delegate to the Chief Executive Officer authority to recommend the amount or form of compensation paid to other executive officers and Associates subordinate to the Chief Executive Officer, subject to such limitations as the Committee may require.

Interlocks and Insider Relationships. None of the members of the Compensation Committee were, during fiscal 2024 or at any other time, an officer or Associate of SpartanNash. In addition, during fiscal 2024, none of the members of the Compensation Committee had any relationship with SpartanNash requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of SpartanNash’s executive officers served as a member of a compensation committee (or board committee performing a similar function) for another entity or served as a director of another entity with an executive officer that serves on the SpartanNash Board.

Share-based Award Policy. The Board has adopted a Policy Regarding Stock Option Grants and other Share-based Awards which provides:

•
Share-based awards will not be back-dated;
•
The exercise price for all share-based awards will be based on the market value of SpartanNash common stock on the effective date of award;
•
The Company will not time its release of material non-public information for the purpose of affecting the value of executive compensation, or time the grant of compensation awards to take advantage of material non-public information.

A copy of the Policy Regarding Stock Option Grants and other Share-based Awards is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com.

43

Board of Directors

Nominating and Corporate Governance Committee

The Board has established the Nominating and Corporate Governance Committee to assist the Board in fulfilling its responsibilities by providing independent director oversight of nominations for election to the Board and leadership in the Company’s corporate governance. The Nominating and Corporate Governance Committee leads regular Board and Committee evaluation and director peer review processes and makes recommendations to the Board regarding Board refreshment.

Currently, Mr. Patel serves as Chair of the Nominating and Corporate Governance Committee and Messrs. Mininberg, and Ms. MacPherson and Dr. Puryear serve as members. The Nominating and Corporate Governance Committee has the powers, authority and responsibilities specified in its Charter or delegated to the Committee by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available in the “Investors — Corporate Governance” section of our website, www.spartannash.com.

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as that term is defined in Nasdaq Listing Rule 5605(a)(2).

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INDEPENDENT AUDITORS’ FEES

The aggregate fees billed by Deloitte & Touche LLP to SpartanNash and its subsidiaries for 2024 and 2023 are as follows:

	2024	2023
Audit Fees(1)	$1,515,000	$1,405,000
Audit-Related Fees(2)	30,000	88,000
Tax Fees(3)	288,000	57,750
All Other Fees	—	—

(1)
Audit services consist of the annual audit, reviews of quarterly reports on Form 10-Q and consultations.
(2)
Audit-related fees consist principally of services related to comfort letter procedures.
(3)
Permissible tax services include tax compliance, tax planning and tax advice that do not impair the independence of the auditors and that are consistent with the SEC’s rules on auditor independence. Tax compliance and preparation fees account for $0 and $0 of the total tax fees for 2024 and 2023, respectively.

Deloitte did not provide any services to SpartanNash or its subsidiaries related to financial information systems design and implementation during the past two years.

AUDIT COMMITTEE APPROVAL POLICIES

The Audit Committee Charter sets forth the policy and procedures for the approval by the Audit Committee of all services provided by Deloitte. The Charter requires that the Audit Committee pre-approve all services provided by the independent auditors, including audit-related services and non-audit services. The Charter allows the Audit Committee to delegate to one or more members of the Committee the authority to approve the independent auditors’ services. The decisions of any Committee member to whom authority is delegated to pre-approve services are reported to the full Committee. The Charter also provides that the Audit Committee has authority and responsibility to approve and authorize payment of the independent auditors’ fees. Finally, the Charter sets forth certain services that the independent auditors are prohibited from providing to SpartanNash or its subsidiaries. All of the services described above were approved by the Audit Committee. None of the audit-related fees or tax fees were approved by the Audit Committee pursuant to the de minimis exception set forth Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

45

The Board has appointed the Audit Committee to assist the Board in fulfilling its fiduciary responsibilities with respect to accounting, auditing, financial reporting, internal controls, and legal compliance. The Committee oversees management and the independent public accounting firm in the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Committee serves as a focal point for communication among the Board, the independent public accounting firm, the internal auditors and management with regard to accounting, reporting, and internal controls.

The Committee acts under a Charter which has been adopted by the Board and is available on the Company’s website at www.spartannash.com. The Audit Committee reviews the adequacy of the Charter at least annually. The Board annually reviews the standards for independence for audit committee members under the Nasdaq Listing Rules and has determined that each member of the Audit Committee is independent. The Board has also determined that three members of the Audit Committee are audit committee financial experts under Securities and Exchange Commission rules.

Management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the Company’s accounting and financial reporting, the Company’s disclosure controls and internal control over financial reporting, and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accounting firm is responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles, and providing an attestation report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has reviewed, and discussed with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent public accounting firm, the Company’s audited financial statements for the fiscal year ended December 28, 2024, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and Deloitte’s attestation report on the Company’s internal control over financial reporting. The Audit Committee has discussed with Deloitte the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. This included consideration of the compatibility of non-audit services with Deloitte’s independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in SpartanNash’s annual report on Form 10-K for the year ended December 28, 2024.

Respectfully submitted,

M. Shân Atkins, Chair

Fred Bentley, Jr.

Dorlisa K. Flur

Kerrie D. MacPherson

Julien R. Mininberg

The information contained in the “Audit Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

46

The following table sets forth the number of shares of SpartanNash common stock reported to be beneficially owned by (i) each person or group which is known to the Company to be a beneficial owner of 5% or more of SpartanNash’s outstanding shares of common stock, (ii) each of our directors and nominees for director and each executive officer named in the 2024 Summary Compensation Table below (each, an “NEO”) and (iii) all directors, nominees for director and executive officers of SpartanNash as a group. Information reported with respect to SpartanNash directors, director nominees and officers is based on ownership as of March 24, 2025, the record date for the Annual Meeting; information with respect to other beneficial owners is based entirely on the most recent information filed by the beneficial owner with the SEC as of March 24, 2025, and the Company assumes no responsibility for such reports. Ownership of less than 1% of the outstanding shares of common stock is indicated by asterisk.

Name of Beneficial Owner	Sole Voting Power	Sole Dispositive Power	Shared Voting Power	Shared Dispositive Power	Total Beneficial Ownership	Percent of Class(1)
5% Owners
BlackRock, Inc.(2)	5,697,223	5,777,507	—	—	5,777,507	[•]
The Vanguard Group(3)	—	3,020,117	51,722	82,709	3,102,826	[•]
Dimensional Fund Advisors LP(4)	2,767,035	2,809,909	—	—	2,809,909	[•]

Directors and Executive Officers
M. Shân Atkins	[•]	[•]	[•]	[•]	[•]	[•]
Fred Bentley, Jr.	[•]	[•]	[•]	[•]	[•]	[•]
Dorlisa K. Flur	[•]	[•]	[•]	[•]	[•]	[•]
Douglas A. Hacker	[•]	[•]	[•]	[•]	[•]	[•]
Kerrie D. MacPherson	[•]	[•]	[•]	[•]	[•]	[•]
Julien R. Mininberg	[•]	[•]	[•]	[•]	[•]	[•]
Jason Monaco	[•]	[•]	[•]	[•]	[•]	[•]
Bennett Morgan	[•]	[•]	[•]	[•]	[•]	[•]
Jaymin B. Patel	[•]	[•]	[•]	[•]	[•]	[•]
Pamela S. Puryear, Ph.D.	[•]	[•]	[•]	[•]	[•]	[•]
Tony B. Sarsam	[•]	[•]	[•]	[•]	[•]	[•]
Thomas Swanson	[•]	[•]	[•]	[•]	[•]	[•]
Masiar Tayebi	[•]	[•]	[•]	[•]	[•]	[•]
All directors and current executive officers as a group (16 persons)	[•]	[•]	[•]	[•]	[•]	[•]

(1)
The percentages set forth in this column were calculated on the basis of [] shares of common stock outstanding as of March 24, 2025. For SpartanNash directors and officers, the number of shares stated is based on information provided by each person listed and includes shares the listed person has a right to acquire within 60 days of March 24, 2025. These numbers include shares solely owned by the listed person, shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract or property right, and shares held by spouses, children or other relatives over whom the listed person may have influence by reason of relationship.
(2)
Based on a Schedule 13G/A filed November 8, 2024 by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(3)
Based on a Schedule 13G/A filed February 13, 2024 by The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA, 19355.
(4)
Based on a Schedule 13G/A filed February 9, 2024 by Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746.

47

SpartanNash’s executive officers are appointed annually by, and serve at the pleasure of, the Board or the Chief Executive Officer. Biographical information for our Chief Executive Officer Mr. Sarsam is included above in the “Board of Directors” section of this proxy statement. The following sets forth biographical information concerning SpartanNash’s other current executive officers:

Mamadou Djouma Barry (age 45) has served as Senior Vice President, Chief Retail Officer since November 2024. Mr. Barry is responsible for overseeing the strategy and operations across SpartanNash’s growing retail footprint. He was previously Vice President, Retail Operations at Kroger Company, a supermarket retail company, from 2023 to 2024. Prior to Kroger Company, Mr. Barry served as Head of Strategy and Operations for Gap Inc., a specialty apparel company, from 2022 to 2023 and Vice President of Operations and Planning with Lululemon Athletica Inc., a technical apparel company, from 2021 to 2022. From 2008 to 2021, Mr. Barry held various roles at Target Corporation, a multi-department retailer, and most recently served as Vice President of Process Operations. He has been a member of the Executive Leadership Council, an organization committed to increasing the number of global black executives, for nearly seven years.

Ileana McAlary (age 50) has served as Executive Vice President, Chief Legal Officer and Corporate Secretary since March 2023, and previously served as Senior Vice President, Chief Legal Officer and Corporate Secretary since November 2021. Ms. McAlary oversees the Company's Legal, Compliance including Licensing and Food Safety and Quality Assurance, Government Affairs, and Aviation departments, and serves as the Company's Chief Compliance Officer. She was previously the Vice President Associate General Counsel at Wolverine World Wide, Inc., a branded footwear wholesaler and retailer, from September 2016 to November 2021, where she also served as Compliance Officer and oversaw the company's regulatory compliance, corporate governance, indirect procurement, cybersecurity and global security functions. Prior to Wolverine World Wide, she held roles as Senior Counsel at Meijer, Inc. from 2013 to 2016, where she supported the Midwest grocer's retail, distribution and pharmacy operations; as Corporate Counsel III at Amway Corporation, direct selling company that sells health, beauty, and homecare products, from 2006 to 2013 where she supported the company's Latin America and European legal operations; and as an attorney at the Miller Johnson law firm from 2003 to 2006. In October 2022, Ms. McAlary was appointed to the Davenport University Board of Trustees. She was recognized as one of Inforum's 2023 Inner Circle Honorees and is a 2024 West Michigan Brilliance Award Woman of the Year Award finalist.

Amy McClellan (age 45) has served as Executive Vice President, Chief Customer Officer since December 2023. She previously served as the Company's Senior Vice President, Chief Marketing Officer overseeing retail and distribution marketing, including insights and analytics, digital marketing and eCommerce operations, creative services, and OwnBrands strategies since 2022. Ms. McClellan joined SpartanNash in 2019 when the Company acquired Martin’s Super Markets. During her 20 years with Martin’s, Amy worked in a variety of store operations roles and advanced to leadership positions in marketing, merchandising and operations. She played a critical role in the SpartanNash acquisition of Martin’s, leading to her appointment as Division Vice President, Retail for SpartanNash. In March 2021, Amy was promoted to Vice President, Fresh Merchandising, overseeing the fresh product categories across 140+ company-operated stores and 2,100 independent customer locations. Ms. McClellan serves on the SpartanNash Foundation Board of Trustees and formerly served on the Ohio-based Buehler’s Fresh Foods Board of Directors from October 2021 to December 2023. She is a two-time Top Women in Grocery honoree (2018, 2020) and was recognized in 2019 as a NextGen 40 under 40 award winner by Progressive Grocer.

48

SpartanNash’s Executive Officers

Jason Monaco (age 48) has served as Executive Vice President Chief Financial Officer since March 2021. Previously, Mr. Monaco served as the Chief Financial Officer of Cornerstone Chemical Company, a global producer of intermediate chemicals, and served as Chief Financial Officer of Borden Dairy Company, a dairy processor and distributor, from December 2018 until August 2020, where he led the company through a restructuring, reorganization and successful sale. Mr. Monaco also served as Vice President, Finance of Celanese Corporation, a technology and specialty materials company from 2016 through 2018. He was Vice President, Finance & Treasurer of Arrow Electronics from 2014 to 2016. He began his career with Kimberly-Clark in 1998 and advanced through the organization holding finance positions of increasing responsibility, including Vice President, FP&A and Regional CFO of its Latin American and South Asian businesses.

Bennett Morgan (age 45) has served as Executive Vice President Chief Merchandising Officer since September 2023, and previously served as Senior Vice President Chief Merchandising Officer since January 2022. Prior to joining SpartanNash, he served as Fresh Category Leader for Amazon, an online and brick and mortar retailer with numerous divisions including grocery, from May 2020 to January 2022, where he oversaw produce and protein products, and previously managed center store products as well. Prior to Amazon, Mr. Morgan served as Vice President, Merchandising Operations for Walmart China and Japan, a supermarket and multi-department retailer, from 2018 through 2020, where he managed all non-buying portions of the merchandising organization, and he served as Vice President, Cost Analytics at Walmart Asia from March 2017 to May 2018. Mr. Morgan also spent several years at H-E-B where he led initiatives in store operations, supply chain, manufacturing and merchandising and he spent time at the Boston Consulting Group and Citibank.

David Petko (age 52) has served as Executive Vice President and Chief Supply Chain Officer since March 2022, and previously served as Senior Vice President and Chief Supply Chain Officer since April 2021. Mr. Petko previously served as Senior Vice President of Supply Chain for C&S Wholesale Grocers, Inc., a wholesale distributor of food and grocery store items, from April 2009 to April 2021. During his 11-year tenure with C&W Wholesale Grocers, he also served as Regional Vice President of Operations from 2014 to 2019; Senior Director ES3/D2S from 2013 to 2014; Director of Operations from 2012 to 2013; and General Manager of two facilities from 2009 to 2012.

Masiar Tayebi (age 46) served as Executive Vice President, Chief Strategy and Information Officer since October 2022 through April 11, 2025, and previously served as Executive Vice President and Chief Strategy Officer since April 2021. He previously served as Global Head of Corporate Strategy and Business Development at Whirlpool Corporation, a home appliance manufacturer, from May 2014 to April 2021, responsible for acquisitions including Yummly, a leading digital food platform offering online grocery delivery. After acquiring Yummly in 2017, Mr. Tayebi served as Chief Operating Officer at Yummly, executing Whirlpool’s innovation growth strategy. Prior to leadership roles at Whirlpool, Mr. Tayebi was an Executive Director at UBS focusing on strategy, M&A, technology and transformational change. He also worked with various Fortune 500 clients on strategic initiatives during his time in management consulting.

49

COMPENSATION DISCUSSION AND ANALYSIS

The Board has appointed the Compensation Committee to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee determines and implements the Company’s executive compensation philosophy, structure, policies and programs.

Our executive compensation programs are designed to attract and retain leadership talent consistent with our performance goals. The following discussion provides information regarding the achievements that the executive compensation programs are designed to reward, the elements of the executive compensation programs, the reasons why we employ each element and how we determine amounts paid.

Our named executive officers (“NEOs” or “named executive officers”) for 2024 were:

Name	Title
Tony B. Sarsam	President and Chief Executive Officer ("CEO")
Jason Monaco	Executive Vice President and Chief Financial Officer ("EVP and CFO")
Thomas Swanson	Executive Vice President, Corporate Retail(1)
Masiar Tayebi	Executive Vice President and Chief Strategy and Information Officer(2)
Bennett Morgan	Executive Vice President and Chief Merchandising Officer

(1)
Mr. Swanson served as Executive Vice President, Corporate Retail through our fiscal year end of December 28, 2024.
(2)
Mr. Tayebi served as Executive Vice President, Chief Strategy and Information Officer through April 11, 2025.

Business Overview and Highlights

SpartanNash is a food solutions company that delivers the ingredients for a better life. We do this for our customers, the communities we serve, and our family of approximately 20,000 Associates. SpartanNash distributes grocery and household products across a global supply chain network to customers spanning a diverse group of national accounts, independent and chain grocers, U.S. military commissaries and exchanges, as well as nearly 200 company-operated grocery stores. Our Winning Recipe® sets the strategic direction for the growth and stewardship of SpartanNash. The success of our strategic direction and its execution is in the hands of our people. That’s why our People First culture is so important.

Since the rollout of our 2021 multi-year strategic plan, SpartanNash has experienced a notable cultural and financial turnaround. We have seen a significant increase in Associate retention, achieved industry-leading safety scores, and realized substantial improvement in warehouse efficiency. Together, under the leadership of the Executive Leadership Team, SpartanNash is confident that successful execution of our strategic plan will continue to drive long-term profitable growth and maximize shareholder value as we build on this transformation.

In 2024, we furthered our progress by completing strategic acquisitions and capturing additional margin-enhancing benefits through our transformational initiatives, despite more headwinds in the grocery industry. We also tested a store modernization initiative and made additional distribution network changes to improve Wholesale profitability. Additionally, we generated nearly $206 million of cash from operating activities during the year, representing a 130% increase over 2023. This increase was due largely to working capital improvements and has been integral in funding inorganic growth.

50

Executive Compensation

Additional key business achievements during 2024 included:

•
Generated $9.55 billion in revenues.
•
Completed the acquisitions of Metcalfe’s Market, Fresh Encounter, and Markham Enterprises. In aggregate, these deals added 55 locations to our Retail portfolio.
•
Captured approximately $50 million in incremental gross benefits from our planned transformational initiatives, generating nearly $130 million in total benefits since 2021.
•
Returned $45 million to shareholders(1) in the form of dividends and share repurchases
•
Deployed automation solutions to reduce manual labor hours.
•
Continued serving active military members and veterans at commissaries and exchanges worldwide, driving 12 consecutive quarters of sales growth compared to the prior-year quarters.

2024 compensation highlights for the NEOs included:

•
Modest salary and target long-term incentive grant value adjustments were approved for 2024 to align executive pay with the competitive market, commensurate with executive tenure and success in their role. In addition, Mr. Sarsam's bonus target as a percentage of salary was increased from 125% to 130%.
•
The fiscal 2024 annual cash incentive compensation design remained unchanged from the prior year. The adjusted EBITDA result for 2024 fell just short of the target for the annual incentive bonus which resulted in a 94% payout (see page 57 for more information).
•
Our long-term incentive plan design features and pay mix for 2024 remained substantially consistent with the prior year, with the following changes: 1) we changed from restricted stock awards to restricted stock units ("RSUs") for 2024 after considering market pay practices, and 2) to better align with growth and scale for long-term sustainability, we instituted a Sales metric for the 2024 performance share units ("PSUs") which replaced an ROIC metric used in prior year awards.
•
There were no long-term performance incentives with performance periods ending in 2024 due to our shift from performance cash awards in 2022 with a two-year performance period (i.e., 2022-2023 performance) to PSUs in 2023 with a three-year performance period (i.e., 2023-2025 performance). However, the 2022 performance cash awards included an additional 12-month service period ended December 28, 2024 (i.e., three-year total vesting period 2022-2024). These were the last performance cash awards outstanding and were paid out in March 2025.

(1) Comprised of $15.1 million in share repurchases and $29.9 million in dividends.

SpartanNash’s Executive Compensation Philosophy

Our executive compensation elements and programs are designed to reflect our “pay-for-performance” philosophy. The Compensation Committee and the Board have implemented and intend to maintain compensation plans that are designed to link a substantial portion of executive compensation to the achievement of key performance measures and financial results that align with our long-term vision and growth objectives.

The primary objectives of the Company’s executive compensation programs are to:

•
Attract, motivate, retain and reward talented executives who are critical to the current and long-term success of the Company;
•
Provide an overall level of compensation opportunity that is competitive within the markets in which SpartanNash competes and within a broader group of companies of comparable size, financial performance, and complexity;
•
Provide compensation levels that target the median levels of competitive market practices for total compensation;
•
Support SpartanNash’s long-range business strategy and performance goals;
•
Reward and retain the Company’s executives and compensate for individual performance; and
•
Align the interests of the executives with those of the shareholders by linking compensation to the Company’s performance.

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Executive Compensation

Pay Practices

The Compensation Committee also reviews the Company’s executive compensation programs to incorporate commonly viewed best practices and avoid poor pay practices. Below is a summary of certain practices we have implemented to support our compensation philosophies, and certain practices we reject because we believe they do not serve our shareholders’ long-term interests.

The practices we follow:	At-risk compensation. A majority of the compensation paid to our named executive officers is “at-risk” and requires specific and disclosed financial performance, continued employment, or both;

Pay for performance. Payouts under our annual and long-term cash incentive awards for named executive officers are based on attainment of pre-established goals — both short-term and long-term metrics and targets;

Double-trigger severance arrangements. Our severance agreements provide for double-trigger payments upon a change in control;

Double-trigger equity vesting. Our equity incentive award agreements provide for double-trigger vesting of equity awards upon a change in control (all executive long-term incentives are entirely equity-based and subject to double-trigger);

Executive stock ownership and retention requirements. Each executive is required to hold at least 50% of the net shares (after taxes) acquired through the Company’s stock incentive plans and other forms of stock-based compensation until the executive has achieved the required level of ownership; and

Clawback policy. Incentive compensation paid to executives is subject to recovery in the event of certain financial restatements, materially inaccurate financial statements or inaccurate metrics (not resulting in a material restatement), or executive misconduct.

The practices we do NOT follow:	Provide guaranteed salary increases;
Provide guaranteed bonuses;
Allow hedging or pledging of Company stock by officers, directors, or Associates;
Provide excessive perquisites;
Provide excise tax gross-ups in change in control agreements; or
Allow repricing of options without shareholder approval.

52

Executive Compensation

Shareholder Say-On-Pay Votes

The Company provides its shareholders with the opportunity to cast an advisory vote on executive compensation ("say-on-pay") annually. At the Company’s Annual Meeting held in May 2024, over 92% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this result affirms shareholders' support of the Company’s approach to executive compensation, and did not change its approach in 2024 in response to the May 2024 say-on-pay vote. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

The Company also engages in investor outreach efforts during the year. As part of these efforts, the Company has formalized its engagement plan to regularly provide our largest shareholders with the opportunity to meet with Company representatives. In 2024, the Company engaged with and provided meeting opportunities to shareholders who collectively owned more than 50% of the Company's total shares outstanding, as per the Form 13F SEC filings for ownership as of December 31, 2024. The Company's shareholders generally supported the Company's approach to executive compensation.

How the Compensation Committee Determines Compensation Levels

The Compensation Committee’s overall decision-making process is summarized as follows:

•
The Compensation Committee reviews recent trends and developments in executive compensation as provided by its independent compensation consultant, including salaries, short-term and long-term incentive plan targets and payouts, equity awards, and perquisites and benefits;
•
The Company’s executive officers, Human Resources, and Finance Associates serve as resources to the Compensation Committee and provide advice, information, analysis and documentation to the Compensation Committee upon request;
•
The Compensation Committee reviews and analyzes data, including surveys and publicly available information compiled by the independent compensation consultant, to determine the benchmark level of total compensation paid for comparable positions at comparable companies;
•
The Compensation Committee compares the compensation of the Company’s executives to compensation at comparable companies in the context of the Company’s financial performance, economic conditions, and other factors; and
•
The Compensation Committee sets total compensation opportunities for our executives to target generally the median levels for comparable companies, but adjusts for a number of considerations, including experience in the role, individual performance, Company performance, past compensation, and other factors.

Competitive Market Analysis

In general, the Compensation Committee seeks to provide target total compensation opportunities that are competitive with the market levels for executives in similar positions at companies of comparable size, financial performance, industry and complexity. As part of this overall analysis, the Compensation Committee reviews survey data provided by its compensation consultant and engages in a competitive market analysis with respect to selected companies (referred to as “Peer Group Companies”).

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Executive Compensation

The Compensation Committee reviews the constituents of the Peer Group Companies from time to time to evaluate whether the group is viewed as comparable to the Company. Changing business models, mergers, growth, and other factors may necessitate adjustments. For 2024 and after considering the input of its independent compensation consultant, the Compensation Committee approved the following Peer Group Companies, which did not change from the group of companies used for evaluating 2023 executive compensation decisions.

The Andersons, Inc.	Steelcase, Inc.
B&G Foods, Inc.	TreeHouse Foods, Inc.
BJ’s Wholesale Club Holdings, Inc.	UFP Industries, Inc.
The Hain Celestial Group, Inc.	United Natural Foods, Inc.
MRC Global Inc.	Univar Solutions Inc.
Owens & Minor, Inc.	US Foods Holding Corp.
Patterson Companies, Inc.	Veritiv Corporation
Schneider National, Inc.	Weis Markets, Inc.
Sprouts Farmers Market, Inc.	WESCO International, Inc.
Wolverine World Wide, Inc.

At the time the Peer Group Companies were approved, the Company’s revenues ranked above the median of the Peer Group Companies while its market capitalization ranked below the median.

In addition to determining the median level of an element of a compensation category among the Peer Group Companies, the Compensation Committee analyzes competitive compensation practices in the general industry for those positions that may be occupied by officers and executives recruited from outside of the wholesale and retail grocery business and performs regression analysis to adjust to SpartanNash’s revenue and market capitalization size in these cases.

Market levels serve only as a reference point in evaluating executive compensation. In determining executive compensation, the Compensation Committee also considers:

•
individual performance;
•
time each executive has served in the position;
•
the experience of each executive;
•
future potential of the executive;
•
internal equity;
•
retention concerns; and
•
Company performance.

Evaluating Individual Performance

Each year, the Compensation Committee reviews and evaluates individual executive performance as part of its decision-making process. The Chairperson of the Compensation Committee coordinates the review of the individual performance of the Chief Executive Officer by the Board. The Chairman of the Board and the Chair of the Compensation Committee communicate the Board’s review to the Chief Executive Officer.

For the named executive officers other than the Chief Executive Officer, the Chief Executive Officer reviews with the Compensation Committee an evaluation of each executive officer’s performance.

As discussed above, individual performance is only one factor among several that the Compensation Committee considers in its decision-making process, and there is no prescribed formula or mechanism for translating individual performance into specific amounts of compensation. The Compensation Committee’s decision-making process necessarily involves the Committee’s informed judgment with respect to individual performance in the context of many considerations and criteria, none of which are individually controlling, including experience, potential of the executive, retention concerns, current compensation of the executive, internal pay equity, Company performance, and general industry and economic conditions.

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Use of Independent Compensation Consultant

FW Cook is a compensation consulting firm that has provided such services to the Compensation Committee since 2019. The Compensation Committee considered each of the factors required by Nasdaq in determining that FW Cook is an independent advisor and the Compensation Committee concluded that the work performed by FW Cook did not raise any conflicts of interest. FW Cook performed no work for the Company other than the work for the Compensation Committee.

The Compensation Committee instructs its independent consultant to provide advice and guidance on executive compensation proposals, including changes to compensation levels, the design of incentive plans and other forms of compensation, changes to the Peer Group Companies and to provide information about market practices and trends. Typically, the independent consultant attends all regularly scheduled quarterly meetings of the Compensation Committee, reviews existing executive compensation programs for consistency with our executive compensation philosophy and current market practices, and produces comparative information derived from our Peer Group Companies and published survey data. With respect to 2024, the activities of FW Cook included:

•
Performing a market review of executive officer compensation components;
•
Reviewing our annual and long-term incentive plan design structure;
•
Reviewing our 2024 Stock Plan proposal;
•
Supporting retention planning efforts;
•
Reviewing current issues and trends in executive compensation;
•
Reviewing the pay-for-performance alignment of our executive compensation programs;
•
Reviewing competitive executive compensation governance practices, such as severance and stock ownership guidelines; and
•
Reviewing Peer Group Companies and other sources used for competitive market analysis.

Mix of Compensation Elements

Our executive compensation program has three main elements. The following table provides an overview of each element and how each is designed in support of our executive compensation philosophy.

Pay Element	Description	Objectives
Base salary	Fixed cash compensation based on role, pay equity and performance.	• Provide competitive base annual compensation to attract and retain top talent.
Annual Incentive Plan (AIP)	Variable, performance-based cash incentive based on a percentage of base salary.

• Motivate our executives to achieve short-term (annual) business objectives within the context of our long-term strategic plan.
• Earned on the basis of Adjusted EBITDA: a key measure of profitability and success.

Long-term incentive awards (LTIP)	Mix of variable, performance-based and time-based equity awards that are earned and vest over a multi-year period.

• Align interest of executives with interests of stockholders, drive long-term performance, attract and retain key executives.
• PSUs earned on the basis of:
   o Cumulative Adjusted EPS: a key metric of shareholder value
   o Sales: growth and scale is required for long-term sustainability
• RSUs vest over three years.

When determining the mix of awards, the Compensation Committee considers factors such as the short-term and long-term compensation expense to the Company, the economic value delivered to the executives, the overall level of share ownership by the executives, share availability under the Company’s stock incentive plan, annual share usage and dilution, and practices at the Peer Group Companies.

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Executive Compensation

The majority of executive pay is variable (at-risk) and tied to the achievement of specific, pre-determined objectives. The total compensation mix (at target level) for 2024 for our CEO, Mr. Sarsam, and the average total compensation mix (at target level) of our other NEOs is presented below.

In addition to the elements of compensation discussed above, our executives participate in certain defined contribution and deferred compensation plans. These plans are discussed below under the captions “Qualified Defined Contribution Retirement Plan” and “Non-Qualified Deferred Compensation.”

2024 Compensation and Performance

1.
Annual Base Salary

Base salary provides our executives with a fixed base annual income and helps us attract and retain high-performing executives. The Compensation Committee sets executive salaries each year in light of individual performance reviews, internal pay equity considerations, the scope and complexity of the executive’s role and an assessment of compensation practices at the Peer Group Companies and market survey data provided by our independent compensation consultant. Specifically, salary increases were approved for 2024 to align executive pay with the competitive market, commensurate with tenure and success in their role. The table below summarizes base salary decisions for our NEOs in 2024:

Name	2024 Base Salary	2023 Base Salary	Percentage Increase
Mr. Sarsam	$1,030,000	$1,000,000	3%
Mr. Monaco	624,000	600,000	4%
Mr. Swanson	420,000	420,000	0%
Mr. Tayebi	480,000	460,000	4%
Mr. Morgan	480,000	460,000	4%

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2.
Annual Cash Incentive Awards

The fiscal 2024 annual cash incentive compensation design remained unchanged from the prior year. Each named executive officer was granted an opportunity to earn an annual incentive award under the Company’s 2024 Annual Incentive Plan ("AIP"). Each NEO’s payout is determined entirely on performance against pre-determined consolidated Company performance goals to foster communication and cross-functional collaboration across all business units and to align incentives that drive overall business performance as one team.

The payout of the 2024 AIP award is dependent on the Company’s achievement of pre-determined specified levels of Adjusted EBITDA, a metric we believe represents a key measure of profitable growth and success as we execute our strategic plan.

Under the 2024 AIP, Adjusted EBITDA is defined as follows:

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA” or “Adj. EBITDA”) is a non-GAAP operating financial measure that the Company defines as net earnings plus interest, discontinued operations, depreciation and amortization, and other non-cash items including share-based payments (equity awards measured in accordance with ASC 718, Stock Compensation, which include both stock-based compensation to employees and stock warrants issued to non-employees) and the LIFO provision, among other items.

The target goal for Adjusted EBITDA was set at $260.0 million, slightly above fiscal year 2023 performance. In setting fiscal 2024 targets, the Compensation Committee considered factors such as expected benefits from ongoing transformation initiatives and productivity improvements, reasonable growth expectations from organic growth programs and acquisitions, and macroeconomic pressures facing the industry. The Compensation Committee established the 2024 target goal rigor to align with business initiatives and growth opportunities to successfully advance our strategic plan and incentivize market out-performance.

For purposes of the AIP, the Compensation Committee may approve adjustments to Adjusted EBITDA for (a) asset write downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary non-recurring items as described in ASC 225-20 Presentation-Income Statement – Extraordinary and Unusual Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable fiscal year(s), (f) acquisitions, divestitures or accounting changes, (g) foreign exchange gains and losses, and (h) other special charges or extraordinary items. Pursuant to the approved terms of the 2024 AIP, the Compensation Committee decreased Adjusted EBITDA for a gain recognized in the current year related to a legacy product claim.

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The formula for determining NEO payouts under the 2024 AIP is as follows:

The 2024 AIP payout percentage earned was determined as follows:

	Adjusted EBITDA (in thousands)	Percentage of Targeted Adjusted EBITDA Achieved for 2024	Percentage of Target Annual Incentive Award Paid(1)
Below Threshold	<$234,000	<90.0%	0.0%
Threshold	$234,000	90.0%	25.0%
Target	260,000	100.0%	100.0%
Maximum	286,000	110.0%	200.0%
Actual(2)	257,986	99.2%	94.2%

(1)
The percentage of target annual incentive award paid is interpolated for actual achievement between the threshold and maximum performance levels identified above.
(2)
Company’s actual performance is presented after adjustments as approved by the Compensation Committee under the terms of the 2024 AIP.

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For the NEOs, the target AIP as a percentage of base salary did not change as compared to the target opportunity established in 2023, other than for Mr. Sarsam, as described below. The following table shows the target opportunity, payout percentage based on the results reported as compared to the table above and the amount earned under the 2024 AIP for each named executive officer:

Name	Target AIP Payout (% of Base Salary)(1)	2024 Payout Percentage Earned	2024 Payout
Mr. Sarsam(2)	130%	94.2%	$1,241,991
Mr. Monaco	75%	94.2%	436,943
Mr. Swanson	60%	94.2%	237,384
Mr. Tayebi	60%	94.2%	268,687
Mr. Morgan	60%	94.2%	268,687

(1)
The threshold, target, and maximum annual incentive award for each named executive officer is reported in the 2024 Grants of Plan-Based Awards Table in this proxy statement.
(2)
Mr. Sarsam's bonus target was increased from 125% to 130% in March of 2024 to align with the competitive market.
3.
Long-Term Incentive Awards

Each executive officer is provided a long-term incentive award opportunity, delivered 100% in equity, which consists of a mix of performance-based PSUs and time-based RSUs. Our long-term incentive mix is intended to deliver a significant component of each executive officer's total compensation in a form that aligns with the interests of stockholders; and seeks to provide stability and a continuing stake in the company's success. The target values of LTIP awards are determined annually by the Compensation Committee after reviewing the competitive market analysis conducted by the compensation consultant and recommendations made by the CEO (with respect to our non-CEO executive officers). The Compensation Committee and Board set the compensation level of the CEO annually after the competitive market analysis is performed by the Compensation Committee’s consultant and the annual performance review of the CEO is conducted. The CEO’s compensation mix is different due to a desire to align his compensation with elements tied to pre-established performance goals while still balancing need for retention

Long-Term Incentive Plan Design Changes. In 2024, the Compensation Committee approved a new performance metric for the PSU awards, discussed further below, as well a change from restricted stock awards to RSUs, which is intended to allow for more flexibility and align with prevalent market practices for time-based awards. The terms of the RSU grants are consistent with restricted stock awards granted in recent years. The remainder of the long-term incentive plan design remained unchanged from 2023.

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Executive Compensation

Prior to 2021, the Company's LTIP program utilized a three-year performance period for long-term performance cash incentive awards. For 2021 and 2022, the Compensation Committee elected to utilize a two-year performance period in recognition of the challenges associated with multi-year goal setting due to the uncertainty created by the COVID-19 pandemic. For the 2023 performance awards, the Compensation Committee changed from performance cash incentives to PSUs and reinstituted a three-year performance period, as impacts associated with the pandemic had lessened. The Compensation Committee retained this PSU design for the 2024 LTIP program.

2024 PSU Awards. When reviewing the 2024 LTIP, the Compensation Committee considered whether the performance metrics were aligned with the current state of the business, especially considering that the wholesale distribution and retail sectors experienced significant disruption over the past few years. Evaluating the metrics, the Compensation Committee determined to again include a three-year cumulative Adjusted EPS metric and instituted a final-year Sales metric for the 2024 PSU awards to replace the ROIC metric used for the 2023 PSU grants. These metrics were chosen because they align with the Company’s long-term strategic plan and incentivize profitable growth and scale for long-term sustainability and value creation. The Compensation Committee believes the Sales metric (weighted at 30%), set at the grant date, emphasizes prudent investments in growth opportunities over the full three-year performance period. The PSU targets were established by the Compensation Committee, based on long-term projections, to advance our strategic plans and align management goals with market out-performance in order to achieve our growth goals and maximize shareholder value.

Under the 2024 LTIP, each PSU award depends on company performance in these two metrics, and vests over the three-year performance period ending January 2, 2027 (2024-2026). The shares earned, if any, will cliff vest as of the end of the performance period, based on continued employment through such date (with exception for death, disability, or retirement).

Under the 2024 LTIP, these metrics are defined as follows:

•
Adjusted EPS — a measure of earnings from continuing operations per diluted share consistent with the Company's non-GAAP operating financial measure reported externally. Pursuant to the approved terms of the 2024 LTIP, the Compensation Committee may adjust for extraordinary items not reflective of the Company’s ongoing operating activities.
•
Sales — all revenue reported as Net Sales on the Company's financial statements for the 2026 fiscal year. Pursuant to the approved terms of the 2024 LTIP, 1) Sales achieved as a result of merger and acquisition activity during the 2024-2026 performance period will be capped at $1.5 Billion for compensation measurement; and 2) the Compensation Committee may adjust for extraordinary items not reflective of the Company’s ongoing operating activities.

Performance Metric	Percentage Weighting
Cumulative Adjusted EPS	70%
Sales	30%

The number of units a participant can earn, as a percentage of the target number of units granted, is based on the threshold, target and maximum levels of performance established by the Compensation Committee. There is the potential for an upside opportunity if the target performance is exceeded, with a maximum payout equal to 200% of the target opportunity. The performance goals are designed to be challenging but achievable with the coordinated, cross-functional focus and effort of the executives. As we do with our AIP, performance goals and actual achievement are disclosed at the end of the performance period. We do not disclose forward-looking targets for our LTIP because guidance on long-term performance metrics is competitively sensitive information.

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Executive Compensation

The amount of each component earned for the three-year performance period will be determined according to the following schedule (the percentage earned is interpolated for actual achievement between the threshold and maximum performance levels identified in each table):

	Percentage of Adjusted EPS Achieved	Percentage of Sales Achieved	Percent of Target Units Earned
Below Threshold	<90.0%	<95.0%	0%
Threshold	90.0%	95.0%	25%
Target	100.0%	100.0%	100%
Maximum	≥110%	≥105%	200%

The table below shows the March 2024 PSU grants at target amounts:

Name	PSUs (#)	Target Grant Value ($)
Mr. Sarsam(1)	147,253	$3,052,555
Mr. Monaco	32,672	677,291
Mr. Swanson	8,713	177,832
Mr. Tayebi	15,102	313,064
Mr. Morgan	15,102	313,064

(1)
Mr. Sarsam's target grant increased compared to the prior year as part of a multi-year strategy to align with the competitive market.

2024 RSU Awards. In March 2024, RSU grants were awarded to the named executive officers, which vest in equal annual installments over three years beginning on the first anniversary of the date of grant, subject to the NEO’s continued service (or upon termination due to death or disability). The table below represents the March 2024 RSU grants.

Name	RSUs (#)	Grant Value ($)
Mr. Sarsam(1)	72,528	$1,439,681
Mr. Monaco	21,783	444,591
Mr. Swanson	5,811	118,603
Mr. Tayebi	10,068	205,488
Mr. Morgan	10,068	205,488

(1)
Mr. Sarsam's target grant increased compared to the prior year as part of a multi-year strategy to align with the competitive market.

Prior Long-Term Cash Awards

Upon completion of the two-year performance period in 2023, the 2022 performance cash awards included an additional 12-month vesting period ended December 28, 2024 (i.e., three-year total vesting period) subject to the NEO's continued service or upon their eligible retirement, death or termination due to disability. Based on the success of our transformational initiatives and execution of other elements of the strategy, the Company produced strong financial results and the performance goals were exceeded.

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Executive Compensation

The table below shows the status of all outstanding performance incentive cash awards as of December 28, 2024. The amounts earned with respect to the performance incentive cash awards were reported in the Summary Compensation Table for the year in which the performance period concluded and compensation was earned.

Award Date	Performance Metric	Percentage of Long-Term Cash Incentive Award	Performance Period	Target	Actual Performance (Adj. EBITDA in thousands)	Actual Performance as % of Target(1)	Payout Earned(2)	Payout Due
March 1,	ROIC	30%	FYE 12/30/23	5.35%	6.21%	116.2%	200%	After
2022	Adj. EBITDA	70%	FYE 12/30/23	$449,700	$497,528	110.6%	200%(3)	fiscal 2024

(1)
Company’s actual performance is approved by the Board under the terms of the Executive Cash Incentive Plan of 2015.
(2)
Pursuant to the approved terms of the 2022 LTIP, the Compensation Committee may adjust for extraordinary items not reflective of the Company's ongoing operating activities. Accordingly, for the 2022 LTIP, the Compensation Committee increased Adjusted EBITDA and ROIC for legal and consulting fees related to the Company's exploration of potential acquisition targets in fiscal 2023, which did not otherwise meet the criteria for adjustments to non-GAAP measures. The adjustment had no impact on the payout of the 2022 LTIP plan because the pre-adjusted results resulted in a payout at 200% of target.

Stock Ownership Guidelines

The Board has established stock ownership guidelines for corporate officers. These guidelines are designed to help ensure that officers share downside risk and upside potential with other shareholders. Our executive officers are expected to achieve and maintain a level of stock ownership having a value that is approximately equal to or greater than a percentage of the executive’s annual base salary. Executive officers have restrictions on the amount they can sell if ownership requirements are not met. The percentages are as follows:

Position	Percentage of Base Salary
Chief Executive Officer	500%
Executive Vice Presidents	300%
Senior Vice Presidents	200%
Vice Presidents	100%

Until the specified level of ownership is achieved, in any calendar year an executive is permitted to sell no more than 50% of the shares that vest (net of taxes) under the Company’s stock incentive plans in that calendar year. As of December 28, 2024, all the Company’s named executive officers had achieved the target ownership level or were making satisfactory progress toward the target levels and in compliance with the Company’s stock ownership policy and none have sold stock in 2024.

Definition of Shares Owned

In general, stock ownership is determined in the same way as beneficial ownership is determined for Securities and Exchange Commission reporting purposes, with the exceptions and clarifications listed below. By way of illustration, stock ownership includes the following:

•
Direct Ownership – This includes shares registered in the name of the participant or held for the participant’s account in brokerage, trust or IRA accounts;
•
Family Ownership – This includes shares owned by or for the amount of a participant’s spouse and dependent children, shares held in revocable trusts established by the participant, and shares held in irrevocable trusts established by the participant for the benefit of family members;
•
Retirement Plan Shares – This includes shares held for the account of the participant in profit-sharing plans, savings plans, 401(k) plans or employee stock purchase plans;
•
Restricted stock (including time-based RSUs); and
•
Phantom Shares – This is the value of the participant’s Company common stock account under the SpartanNash Company Supplemental Executive Savings Plan or other similar deferred compensation arrangements, or long-term incentive arrangements.

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Unexercised stock options (unvested and vested) and unearned performance-based shares (such as PSUs) will not be counted toward satisfaction of target ownership.

Clawback Policy

The Company maintains a clawback policy providing that under certain circumstances, the Company may recover incentive compensation paid to any current or former Associate holding a position of Vice President or a more senior position. The compensation is recoverable if: (a) there is a restatement of all or a portion of the Company’s financial statements due to material non-compliance with financial reporting requirements, (b) the incentive compensation was based on materially inaccurate financial statements or performance metrics, or (c) the Associate engaged in ethical misconduct, serious wrongdoing, or violation of applicable legal or regulatory requirements that causes substantial harm to the Company. The Company may recover any incentive compensation paid within the three years prior to the applicable event or conduct.

Insider Trading Policy

The Company has adopted an insider trading policy and 10b5-1 program guidelines governing the purchase, sale, and/or other dispositions of the Company's securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the Nasdaq Global Select Market as well as to preserve the integrity and reputation of the Company and that of all persons associated with the Company. A copy of our insider trading policy and 10b5-1 program guidelines is filed as Exhibit 19 to our annual report on Form 10-K for our fiscal year ended December 28, 2024.

Personal Benefits and Perquisites

Perquisites play a minor role in the Company’s executive compensation programs. The Company has retained a firm to provide tax and financial planning services for its named executive officers, and executives are provided with an annual physical examination. Occasionally, an executive’s spouse or other guests may accompany the executive on corporate aircraft when the aircraft is already scheduled for business purposes, including Company events where spouses or other guests are invited, and the aircraft can accommodate additional passengers. In those cases, there is no additional aggregate incremental cost to the Company and, as a result, no amount is reflected in the “2024 Summary Compensation Table” for such travel.

Risk Considerations

The Compensation Committee does not believe our executive compensation programs encourages excessive or inappropriate risk taking for the following reasons:

•
We structure our pay to consist of both fixed compensation and variable compensation;
•
We cap our cash incentive opportunities;
•
Equity awards generally vest over three years, creating incentives for long-term growth;
•
The Company may recover incentive-based compensation under the Company’s clawback policy, which includes a provision allowing for the Company to recover compensation in the event of misconduct; and
•
We have stock ownership requirements to incentivize long-term sustainable growth.

Stock Options and Stock Appreciation Rights

The Company does not grant stock options or stock appreciation rights and did not grant any of these instruments during fiscal 2024. The Compensation Committee grants other equity-based awards to our executive officers and other key employees on both an annual and as-desired basis. We do not time the disclosure of material non-public information ("MNPI") for the purpose of affecting the value of executive compensation. The Company’s annual grants occur at the same time each year and, as such, the timing of any equity in relation to the release of MNPI is coincidental.

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Severance and Change in Control Payments

SpartanNash believes that severance payments upon certain terminations of employment benefit the Company and the shareholders by allowing executives to remain focused during uncertain times while also obtaining restrictive covenants for the benefit of the Company. SpartanNash also believes that benefits payable upon a “double-trigger” of both a Qualifying Termination and a change in control benefit the Company and the shareholders by motivating and encouraging each executive to be receptive to potential strategic transactions that are in the best interest of shareholders, even if the executive faces potential job loss, and by motivating the executives in the period leading up to a potential change in control. To accomplish these goals, SpartanNash has entered into an employment agreement with executive officers, including each named executive officer. In addition, all equity awards are issued with a “double trigger” vesting provision.

The severance benefits set forth in our employment agreements include that, upon the occurrence of a Qualifying Termination before or after a Change in Control Protection Period, the relevant executive officer will be entitled to receive (i) a lump sum payment equal to a multiple of his or her base salary and target AIP for the year of termination (two times in the case of Mr. Sarsam and one and one half times in the case of the other NEOs), (ii) a pro-rata annual portion of the executive officer’s AIP for the year of termination based upon achievement of applicable performance goals, (iii) reimbursement of any COBRA premiums (less the amount paid by the executive officer during employment) for the same coverage period equal to the executive officer’s severance multiple and (iv) any accrued compensation or benefits.

In the event of a Qualifying Termination during a Change in Control Protection Period, (i) the lump sum base salary and target bonus payment will be equal to an increased multiple (two and one half times in the case of Mr. Sarsam and two times in the case of the other NEOs), (ii) the COBRA reimbursement period will increase by the same coverage period as such executive officer’s severance multiple and (iii) the executive officer will be entitled to receive continued life insurance coverage for the shorter of twenty-four months post-termination or until the executive officer receives a substantially equal benefit from a new employer, plus the other payments and benefits identified in sections (ii) and (iv) in the immediately preceding paragraph.

Under the terms of our equity-based compensation plans and our executive employment agreements, the named executive officers are entitled to payments and benefits upon the occurrence of specified events including termination of employment and upon a change in control of the Company. The specific terms of these arrangements and an estimate of the compensation that would have been payable had they been triggered as of year-end are described in detail in the section of this Proxy Statement entitled “Potential Payments Upon Termination or Change in Control.” The terms and conditions of these arrangements are the result of arms-length negotiations between the Company and the Company’s executive officers and reflect input from the Compensation Committee’s independent compensation consultant and a review of market data.

The termination of employment provisions of the executive employment agreement are intended, in part, to address retention concerns by providing these individuals with a certain amount of compensation that would offset the potential disincentive to support an effort that would result in a change in control of the Company that could threaten the executive’s job.

Separation of Mr. Swanson

On December 28, 2024, the Company and Mr. Thomas Swanson, the Company's then Executive Vice President of Corporate Retail, entered into a separation agreement to terminate Mr. Swanson's employment without cause. Pursuant to the separation agreement, Mr. Swanson served through December 28, 2024 and received the following severance benefits which were consistent with the benefits payable under his employment agreement for a termination without cause: (i) a $1,008,000 lump sum payment; (ii) a 2024 AIP payout determined based on actual performance ($237,384); (iii) reimbursement for up to 18 months of COBRA health benefits for medical and dental coverage ($19,800); and (iv) tax and financial planning services offered to Company executives in the amount of $29,000. In 2025, he is eligible to receive $350,000 for consulting and transition services related to the Company's Master Action Plan initiatives in connection with our strategy around Retail expansion. Mr. Swanson's agreement also contains customary provisions associated with an executive’s separation, including an 18 month restrictive covenant, waiver and release of claims against the Company, confidentiality and cooperation obligations.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in SpartanNash’s annual report on Form 10-K for the year ended December 28, 2024 and this proxy statement.

Respectfully submitted,

Pamela S. Puryear, Ph.D., Chair

M. Shân Atkins

Fred Bentley, Jr.

Dorlisa K. Flur

Jaymin B. Patel

The information contained in the “Compensation Committee Report” is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

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2024 SUMMARY COMPENSATION TABLE

The following table shows certain information concerning the compensation earned by the Company's Chief Executive Officer, Chief Financial Officer, and each of the Company’s three most highly compensated executive officers other than the Chief Executive Officer or Chief Financial Officer who were serving as executive officers as of the end of 2024 (the officers identified in the table below are referenced in this Proxy Statement as the “named executive officers”).

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(5)	Total

Tony Sarsam	2024	$1,022,500	$—	$4,492,236	$1,241,991	$235,817	$6,992,544
President and CEO
	2023	980,769	—	4,173,604	4,619,543	203,574	9,977,490

	2022	900,000	—	1,816,634	6,905,287	122,061	9,743,982

Jason Monaco	2024	618,000	—	1,121,882	436,943	86,361	2,263,186
EVP and CFO
	2023	583,654	—	1,145,251	1,189,342	75,325	2,993,572

	2022	511,250	—	416,372	1,415,625	65,430	2,408,677

Thomas Swanson(4)	2024	420,000	—	296,435	237,384	1,133,348	2,087,167
Former EVP, Corporate
Retail	2023	417,500	—	305,415	508,040	51,520	1,282,475

	2022	402,750	—	151,400	853,692	46,574	1,454,416

Masiar Tayebi	2024	475,000	—	518,552	268,687	61,377	1,323,616
EVP and Chief Strategy
and Information Officer	2023	450,769	—	509,034	624,943	57,989	1,642,735

	2022	409,000	—	201,924	833,384	46,622	1,490,930

Bennett Morgan	2024	475,000	—	518,552	268,687	47,954	1,310,193
EVP and
Chief Merchandising	2023	441,923	—	499,899	558,350	60,903	1,561,075
Officer
	2022	390,923	200,000	186,758	399,231	405,330	1,582,242

(1)
These amounts reflect salary earned during the fiscal year, including adjustments to annual base salary rates made during the fiscal year.
(2)
These amounts represent the aggregate grant date fair value of stock awards (which for 2024 includes both RSUs and PSUs) determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The grant date fair value of RSUs is based on the number of shares granted and the closing stock price on the date of grant. The grant date fair value of PSUs is reported based on the probable outcome of the performance conditions (target) and the closing stock price on the date of grant. The target values of the 2024 PSUs at the grant date based on the probable outcome of the performance conditions is $3,052,555 for Mr. Sarsam, $677,291 for Mr. Monaco, $177,832 for Mr. Swanson, $313,064 for Mr. Tayebi, and $313,064 for Mr. Morgan. Actual PSU award payouts may range from zero percent to 200 percent of the target awards as shown below in the 2024 Grants of Plan-Based Awards table. The value of the PSUs granted in 2024 assuming maximum performance is $6,105,109 for Mr. Sarsam, $1,354,581 for Mr. Monaco, $355,665 for Mr. Swanson, $626,129 for Mr. Tayebi, and $626,129 for Mr. Morgan.
(3)
Fiscal 2024 amounts represent AIP awards earned in 2024 and paid in 2025. Amounts shown for 2023 and 2022 reflect the sum of AIP awards and Long-term incentive cash awards earned in those years. AIP awards are discussed in the “Compensation Discussion and Analysis” section of this proxy statement.
(4)
Mr. Swanson served as Executive Vice President, Corporate Retail through our fiscal year end of December 28, 2024.
(5)
“All Other Compensation” includes the value of Company matching contributions to each executive’s qualified and non-qualified retirement plans, termination payments and perquisites. The following table provides details regarding all other compensation paid to named executive officers for 2024:

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Name	Qualified Savings Plan Match	Nonqualified Savings Plan Match(a)	Financial Planning & Health Screening	Vacation Payout, Severance(b)	Total

Mr. Sarsam	$3,077	$207,235	$25,505	$—	$235,817
Mr. Monaco	9,900	55,326	21,135	—	86,361
Mr. Swanson	13,291	—	22,872	1,097,185	1,133,348
Mr. Tayebi	13,800	27,890	19,687	—	61,377
Mr. Morgan	11,357	15,462	21,135	—	47,954

(a)
The amounts shown here are also reported net of FICA taxes in the Non-Qualified Deferred Compensation section of this proxy statement.
(b)
Consists of severance of $1,056,800, which includes: (i) a $1,008,000 lump sum payment; (ii) reimbursement for up to 18 months of COBRA health benefits ($19,800); and (iii) tax and financial planning services in the amount of $29,000; and accrued vacation of $40,385 for Mr. Swanson.

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2024 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning each grant of an award made to the named executive officers in 2024.

				Estimated Possible or Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible or Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(3)
Name	Award Type	Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Tony	AIP	3/13/24	3/13/24	$329,616	$1,318,462	$2,636,924
Sarsam	RSU	3/13/24	3/13/24							72,528	$1,439,681
	PSU	3/13/24	5/22/24				36,813	147,253	294,506		3,052,555
Jason	AIP	3/5/24	3/5/24	115,962	463,846	927,692
Monaco	RSU	3/5/24	3/5/24							21,783	444,591
	PSU	3/5/24	5/22/24				8,168	32,672	65,344		677,291
Thomas	AIP	3/5/24	3/5/24	63,000	252,000	504,000
Swanson	RSU	3/5/24	3/5/24							5,811	118,603
	PSU	3/5/24	3/5/24				2,178	8,713	17,426		177,832
Masiar	AIP	3/5/24	3/5/24	71,308	285,231	570,462
Tayebi	RSU	3/5/24	3/5/24							10,068	205,488
	PSU	3/5/24	5/22/24				3,776	15,102	30,204		313,064
Bennett	AIP	3/5/24	3/5/24	71,308	285,231	570,462
Morgan	RSU	3/5/24	3/5/24							10,068	205,488
	PSU	3/5/24	5/22/24				3,776	15,102	30,204		313,064

(1)
The "AIP" amounts reported in these columns represent the possible threshold, target, and maximum awards that could have been earned by each named executive officer for the annual cash incentive award (AIP) under the 2015 Executive Cash Incentive Plan. For details regarding how these amounts are determined, see the “Compensation Discussion and Analysis” section of this proxy statement.
(2)
Represents the possible payouts for PSUs granted under the SpartanNash Company 2020 Stock Incentive Plan ("2020 Stock Plan") and SpartanNash Company 2024 Stock Incentive Plan ("2024 Stock Plan"), as applicable, the terms of which are discussed in the "Compensation Discussion and Analysis" section.
(3)
Amounts reported represent the aggregate grant date fair value determined in accordance with ASC 718, based on the number of units granted and the Company’s closing stock price on the date of grant and, in the case of PSUs, based on the probable outcome of the performance conditions (target) at the time of grant.

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Discussion of Summary Compensation and Plan-Based Awards Tables

1.
Employment Agreements

Each current executive officer has an employment agreement with the Company providing for employment for an indefinite period of time until termination of employment. Employment terminates automatically in the event of death, and the Company may terminate the executive’s employment for cause or for disability if he or she is no longer able to perform the essential functions of the position.

2. Non-Equity Incentive Plan Awards

For 2024, each named executive officer was granted the opportunity to earn cash incentive compensation on an annual basis.

The 2015 Executive Cash Incentive Plan is a non-equity incentive compensation plan that is designed to motivate executive officers and other participants who are positioned to make substantial contributions toward the achievement of goals established under the plan. The plan’s objectives include:

•
motivating participants to achieve SpartanNash’s annual financial and business objectives;
•
providing a competitive incentive compensation opportunity; and
•
creating linkage between participant contributions and SpartanNash’s business and financial objectives.

3. Equity Awards

All RSU and PSU awards were granted to NEOs pursuant to the 2020 Stock Plan and 2024 Stock Plan. Awards under SpartanNash’s equity compensation plans are designed to:

•
align executive and shareholder interests;
•
reward executives and other key Associates for building shareholder value; and
•
encourage retention and long-term investment in SpartanNash.

The RSUs granted in 2024 vest in three equal yearly increments, based on continued employment through the vest date. If the employment of an executive officer is terminated for any reason other than death, disability, or retirement, then all unvested RSUs are forfeited unless the Compensation Committee exercises its discretion to waive any remaining restrictions. In the event of retirement, the outstanding RSUs will continue to vest, provided that the executive continues to comply with the noncompetition covenants applicable to the award. For information regarding accelerated vesting of RSUs upon termination or a change-in-control of the Company, please see the section entitled “Potential Payments Upon Termination or Change-in-Control.”

PSU awards are contingent on company performance relating to Adjusted EPS and Sales metrics over a three-year performance period. There is the potential for an upside opportunity if the target performance is exceeded, with a maximum payout equal to 200% of the target award. The PSUs earned, if any, will cliff vest as of the end of the performance period, based on continued employment through such date. If the employment of an executive officer is terminated for any reason other than death, disability, or retirement before the end of the performance period, then any unearned portion of the PSU award will be forfeited. In the event of retirement, the named executive officer will earn a pro-rata portion of the award based on the number of weeks of employment during the performance period. For information regarding accelerated vesting of PSUs upon termination or a change-in-control of the Company, please see the section entitled “Potential Payments Upon Termination or Change-in-Control.”

4. Dividends

For awards made under the 2020 Stock Plan and 2024 Stock Plan, cash dividends will not be paid on unvested equity awards, but participants earn dividend equivalents that vest at the same time as the underlying shares and to the extent that units are earned.

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2024 OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table provides information concerning stock awards that have not vested for each named executive officer outstanding as of December 28, 2024.

	Restricted Stock		PSUs
Name	Number of Shares or Units that have not Vested(1)	Market Value of Shares or Units that have not Vested(2)	Number of Unearned Shares, Units or other Rights That Have Not Vested(3)	Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested(2)
Tony Sarsam	127,558	$2,322,831	249,907	$4,550,806
Jason Monaco	44,132	803,644	57,897	1,054,304
Thomas Swanson	10,578	192,625	15,440	281,162
Masiar Tayebi	17,422	317,255	26,313	479,160
Bennett Morgan	17,108	311,537	26,298	478,887

(1)
Represents the number of shares or units that will vest assuming continued employment through the vest date. The table below sets forth the vesting dates of unvested shares or units of restricted stock for each named executive officer as of December 28, 2024.
(2)
The market value is based on a closing market price of $18.21 per share on December 27, 2024 (the last trading day of fiscal year 2024) as reported by Nasdaq.
(3)
Represents the number of PSUs granted in 2023 and 2024 that could vest at the end of the 3-year performance periods ending January 3, 2026 and January 2, 2027, respectively. In accordance with SEC rules, the amount listed represents the number of units that may be earned under the award at the target level of performance (i.e., 100% of the target amount). Total shares earned under the PSUs will range from 0% to 200% of the target amount.

Vesting Schedule for Restricted Stock or RSUs

Vesting Date	Tony Sarsam	Jason Monaco	Thomas Swanson	Masiar Tayebi	Bennett Morgan
3/1/25	38,176	10,493	3,272	4,862	4,616
3/15/25	24,176	7,261	1,937	3,356	3,356
3/22/25	—	6,250	—	—	—
3/1/26	41,030	12,867	3,432	5,848	5,780
3/1/27	24,176	7,261	1,937	3,356	3,356

Vesting Schedule for PSUs

Vesting Date	Tony Sarsam	Jason Monaco	Thomas Swanson	Masiar Tayebi	Bennett Morgan
1/3/26	102,654	25,225	6,727	11,211	11,196
1/2/27	147,253	32,672	8,713	15,102	15,102

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2024 OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning vesting of restricted stock during the last completed fiscal year for each of the named executive officers on an aggregated basis. No stock options were exercised in 2024 or outstanding at fiscal year-end for any of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Tony Sarsam	72,661	$1,509,169
Jason Monaco	21,275	437,194
Thomas Swanson	6,699	139,138
Masiar Tayebi	8,371	173,418
Bennett Morgan	4,616	95,874

(1)
The dollar values reported in this column are calculated using the closing price of the stock on the date of vesting, or if the vesting date is not a day on which Nasdaq is open for trading, then the closing price on the most recent preceding trading day.

QUALIFIED DEFINED CONTRIBUTION RETIREMENT PLAN

The Company maintains the Savings Plus Plan, a qualified 401(k) defined contribution retirement plan that is generally open to all of the Company’s non-union Associates. Our named executive officers are eligible to participate in the Savings Plus Plan, subject to wage and contribution limits imposed by the Internal Revenue Code.

The Savings Plus Plan allows for 100% matching contributions by the Company on the first 3% of salary and 50% matching contributions on the next 2% of salary.

NON-QUALIFIED DEFERRED COMPENSATION

SpartanNash maintains a non-qualified deferred compensation plan, the Supplemental Executive Savings Plan (“SESP”), for SpartanNash’s officers and certain other Associates.

The purpose of the SESP is to provide officers with the benefits that they are otherwise denied under the Company’s qualified savings plan, the Savings Plus Plan, due to the annual dollar limit on compensation and other limitations of the Internal Revenue Code, which are referred to collectively as the “statutory limits.” Participants in the SESP may defer up to 50% of base salary and up to 100% of any bonuses under the plan. This opportunity is in addition to a participant’s savings opportunity under the Savings Plus Plan (subject to the statutory limits). Participants in the SESP are entitled to a Company-matching contribution that mirrors the matching formula provided by the Company under the Savings Plus Plan.

The SESP provides participants with various investment alternatives, consisting primarily of mutual funds. The investments are only hypothetical investments, also referred to as phantom investments. The investment results for a participant are determined as if the contributions had actually been invested in the selected investment fund during the relevant time period.

Participants make a distribution election at time of annual enrollment into the SESP. Distributions include a lump sum payment or annual installment distribution of up to 10 years. Participants may also elect to commence distributions at time of separation of employment or to defer distributions to a specific year in the future.

The following table provides certain information regarding participation of the named executive officers in our non-qualified deferred compensation plans.

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2024 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions In Last FY(1)	Registrant Contributions In Last FY(2)	Aggregate Earnings In Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance At Last FYE(3)
Tony Sarsam	$357,432	$197,421	$42,493	$—	$1,084,285
Jason Monaco	61,800	51,093	26,014	—	299,786
Thomas Swanson	—	—	8,414	—	117,200
Masiar Tayebi	30,247	25,756	12,809	—	140,454
Bennett Morgan	14,250	14,279	12,704	—	86,414

(1)
All of the amounts in this column are also reported as either “Salary” or “Non-Equity Incentive Plan Awards” in the 2024 Summary Compensation Table of this proxy statement.
(2)
All of the amounts in this column are also reported as “All Other Compensation” in the 2024 Summary Compensation Table of this proxy statement. The amounts shown here are reported net of FICA taxes.
(3)
The aggregate balance at last year-end shown in this column includes Company contributions in prior years which were reported as “All Other Compensation” on the Summary Compensation Table for the applicable year. Company contributions in prior years that have previously been reported for each named executive officer are as follows: $230,187 for Mr. Sarsam; $68,388 for Mr. Monaco; $32,155 for Mr. Swanson; $34,819 for Mr. Tayebi; and $20,199 for Mr. Morgan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Executive Employment Agreement

Each of SpartanNash’s executive officers has an employment agreement with SpartanNash providing that if the officer’s employment is terminated by SpartanNash other than due to death, disability or cause (as defined in the employment agreement), or if the employment is terminated by the officer for good reason (as defined in the employment agreement), the officer will receive the payments and benefits described and quantified in the table below.

Officers who are eligible for severance pay must meet certain conditions to receive the payments, including execution of a release of certain employment-related claims and compliance with the post-employment confidentiality and non-competition provisions of the employment agreement. If the officer’s employment with SpartanNash terminates for reasons other than a nonqualifying termination during the two-year period following a change in control of SpartanNash, then the officer will receive the payments and benefits described and quantified in the table below. The agreements with current executive officers include a “best net” provision, providing that severance benefits will be reduced to avoid any excise taxes, or paid in full subject to the executive paying the applicable excise taxes, whichever results in the higher payment to the executive on an after-tax basis. We do not provide an excise tax gross-up for any change in control situation.

The term “change in control” is defined in the executive severance agreements generally as (1) the acquisition by any person or group of 20% or more of the outstanding common stock or voting power of SpartanNash, (2) the majority of the Board being comprised of persons other than the current members of the Board or their successors whose nominations were approved by at least two-thirds of the Board, or (3) the effective time of certain mergers, reorganizations, consolidations, plans of dissolution or sales of substantially all of SpartanNash’s assets.

The Company believes that the Executive Employment Agreements help retain our executives and keep them focused on implementing our strategic plan during a time of increased competition, consolidation, and uncertainty in our industry. The agreements benefit the Company by enabling executives to remain focused on the business of the Company in uncertain times without the distraction of potential job loss.

The following table summarizes the potential payments and benefits payable to each named executive officer upon termination for the reasons set forth below. None of the continuing NEOs were eligible to receive retirement or early retirement benefits as of December 28, 2024, therefore we do not present any information about payments that would be made upon retirement. For executives other than Mr. Swanson, the disclosure assumes that the triggering event took place on December 28, 2024 (and that no change in control took place before the triggering event).

Mr. Swanson's employment terminated without cause on December 28, 2024. Pursuant to his separation agreement, Mr. Swanson served through December 28, 2024 and received a severance package consistent with the benefits payable under

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his employment agreement, including: (i) a $1,008,000 lump sum payment, (ii) a 2024 Annual Incentive Plan payout based on actual performance ($237,384), (iii) 78 weeks of COBRA reimbursement for medical and dental coverage ($19,800, estimated based on elections and premiums in effect on December 28, 2024), and (iv) tax and financial planning assistance (estimated value of $29,000). In 2025, he will be eligible to receive a consulting payment of $350,000 for consulting and transition assistance services. Mr. Swanson's agreement also contains customary provisions associated with an executive’s separation, including an 18 month restrictive covenant, waiver and release of claims against the Company, confidentiality and cooperation obligations.

Potential Payments Upon Termination Not in Connection With a Change in Control

	Tony Sarsam	Jason Monaco	Masiar Tayebi	Bennett Morgan
Termination Other than for Death, Disability or Cause(1)(2)
Lump Sum Payment(3)	$4,738,000	$1,638,000	$1,152,000	$1,152,000
Pro-Rata Annual Cash Incentive Award(4)	1,241,991	436,943	268,687	268,687
Health Coverage Reimbursement (COBRA)(5)	58,630	43,595	38,666	39,126
Other Compensation(6)	118,846	72,000	55,385	39,125
TOTAL	$6,157,467	$2,190,538	$1,514,738	$1,498,938
Death or Disability
Restricted Stock/RSUs Vesting(7)	$2,322,831	$803,644	$317,255	$311,537
PSUs Vesting(8)	2,126,414	501,337	226,320	226,139
Annual Cash Incentive Award(9)	1,241,991	436,943	268,687	268,687
TOTAL	$5,691,236	$1,741,924	$812,262	$806,363

(1)
Under the Executive Employment Agreements, the Company will provide severance payments and benefits only if the named executive officer is terminated by the Company at will (i.e., not for death, disability, or “cause” as defined in the agreements), or if the executive terminates the employment for “good reason,” as defined in the Employment Agreements.
(2)
Any named executive officer who is terminated for cause (as defined in the Employment Agreements) will receive only salary and benefits accrued as of the date of termination.
(3)
The Company will pay the executive an amount equal to two times the following for Mr. Sarsam, or one and a half the sum of the following for all other named executive officers: the sum calculated by adding (i) the executive’s annual Base Salary in effect immediately prior to the date of termination plus (ii) the executive’s target AIP for the year of termination.
(4)
The Company shall pay the executive a prorated AIP for the year in which the executive’s termination of employment occurs. The prorated AIP shall be determined by multiplying the full year AIP that would otherwise have been payable to the executive, based upon the achievement of the applicable performance goals, as determined by the Board, by a fraction, the numerator of which is the number of days during which the executive was employed by the Company in the fiscal year in which the termination date occurs and the denominator of which is 365 (“Prorated Bonus”). Any earned amount of the annual cash incentive award was earned as of the end of 2024 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2024 Summary Compensation Table.
(5)
The amounts would be paid as reimbursement by the Company to the executive for the COBRA continuation coverage premium necessary to continue the named executive officer’s then-current health, dental, vision, and prescription drug coverage (for the executive and any dependents) for a period of two years following termination for Mr. Sarsam or one and a half years following termination for all other named executive officers.
(6)
The Company shall pay any other amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The amounts included in the table above represent one week of accrued salary as well as accrued yet unused vacation as of December 28, 2024.
(7)
Under the terms of the Company’s stock incentive plans, if a Plan participant becomes disabled or dies, then the participant will receive a pro-rata portion of any unvested restricted stock and RSUs, but the plans also permit the Compensation Committee, in its sole discretion, to waive any restrictions remaining on any remaining unvested restricted stock and RSUs before or after the death, retirement, or disability of the participant. Pursuant to its discretionary authority, the Compensation Committee has included in the terms and conditions of each grant of restricted stock and RSUs to the named executive officers a provision for the automatic vesting of restricted stock and RSUs upon the death or disability of the named executive officer.
(8)
If a named executive officer dies or becomes disabled with more than 12 months remaining in the performance period, the target award will be paid on a pro-rata basis based on the length of employment during the performance period. If an officer dies or becomes disabled with 12 months or less remaining in the performance period, the payout, if any, will be paid based on actual performance results on a pro-rata basis based on the length of employment during the performance period. If an officer dies or becomes disabled after the performance period, any earned portion of the award will be paid. The value of the PSUs, based on target level of performance, are determined by multiplying the number of units by $18.21, the closing stock price of our common stock on December 27, 2024.
(9)
In the event of death, or disability before the completion of the performance period, the named executive officer will earn a pro-rata portion of the award based on the number of weeks of employment during the performance period. Any earned amount of the annual cash incentive award was earned as of the end of 2024 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2024 Summary Compensation Table.

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The following table summarizes the potential payments and benefits payable to each of SpartanNash’s named executive officers upon termination after a change in control of the Company, assuming that the change in control and termination took place on December 28, 2024.

Potential Payments Upon Termination in Connection With a Change in Control

	Tony Sarsam	Jason Monaco	Masiar Tayebi	Bennett Morgan
Lump Sum Payment(1)	$5,922,500	$2,184,000	$1,536,000	$1,536,000
Pro-Rata Annual Cash Incentive Award(2)	1,241,991	436,943	268,687	268,687
Acceleration of Restricted Stock/RSUs(3)	2,322,831	803,644	317,255	311,537
Acceleration of PSUs(4)	2,126,414	501,337	226,320	226,139
Other Compensation(5)	118,846	72,000	55,385	39,125
Continued Benefits(6)	175,823	134,181	118,213	119,360
TOTAL	$11,908,405	$4,132,105	$2,521,860	$2,500,848

(1)
The Company will pay the Executive an amount equal to two and half times the following for Mr. Sarsam, or two times the sum of the following for all other named executive officers: the sum calculated by adding (i) the Executive’s annual Base Salary in effect immediately prior to the date of termination plus (ii) the Executive’s target AIP for the year of termination.
(2)
The Company shall pay the Executive a prorated AIP for the year in which the Executive’s termination of employment occurs. The prorated AIP shall be determined by multiplying the full year AIP that would otherwise have been payable to the Executive, based upon the achievement of the applicable performance goals, as determined by the Board, by a fraction, the numerator of which is the number of days during which the Executive was employed by the Company in the fiscal year in which the termination date occurs and the denominator of which is 365 (“Prorated Bonus”). Any earned amount of the annual cash incentive award was earned as of the end of 2024 (the date of the assumed triggering event) and is also included in the Non-Equity Incentive Compensation reported in the 2024 Summary Compensation Table.
(3)
Upon a qualifying termination following a change in control, the officer’s unvested restricted stock awards and RSUs will vest.
(4)
Upon a qualifying termination following a change in control, the officer’s unvested PSUs will vest on a pro-rata basis for the length of employment during the performance period prior to the change in control. If such change of control occurs during the first year of the performance period, then the pro-rata number of PSUs shall be deemed earned which corresponds to the target level of performance. If such change of control occurs prior to the final date of the performance period but after the first year of the performance period, then the pro-rata number of PSUs shall be deemed earned based on the greater of target performance or actual performance through the latest completed fiscal year of the performance period prior to the year in which such change of control occurred. The value of the PSUs reported in the table, based on target level of performance, are determined by multiplying the number of units by $18.21, the closing stock price of our common stock on December 27, 2024.
(5)
The Company shall pay any other amounts earned, accrued and owing but not yet paid and any benefits accrued and due under any applicable benefit plans and programs of the Company. The amounts included in the table above represent one week of accrued salary as well as accrued yet unused vacation as of December 28, 2024.
(6)
Under the Executive Severance Agreements, each named executive officer will receive reimbursement for the following benefits (a) for 24 months (or 30 months for Mr. Sarsam), all health, dental, vision and prescription drug benefits for the officer and his or her family; (b) for 12 months, tax and financial planning benefits; and (c) for 24 months, Company funded life insurance coverage. The reimbursement amount also includes an amount necessary to eliminate the income tax cost to the named executive officer resulting from any conversion of such benefits from non-taxable employee benefits to taxable reimbursements.

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Executive Compensation

CHANGE IN CONTROL TREATMENT

Under our AIP, upon a change in control before the end of the fiscal year, Associates will earn an incentive payout equal to the greater of the target award or the projected award, to be paid no later than the 15th day of the third month following the change in control. Assuming a change in control occurred as of December 28, 2024, our NEOs would be entitled to the following payments with respect to the 2024 AIP: Mr. Sarsam, $1,241,991; Mr. Monaco, $436,943; Mr. Swanson, $237,384; Mr. Tayebi, $268,687; and Mr. Morgan, $268,687.

Under our equity plans, if an award agreement is not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or Board, the equity awards will be treated as follows: (i) unvested restricted stock awards and RSUs will immediately become fully vested and delivered to the Associate, and (ii) unvested PSUs will vest on a pro-rata basis for the length of employment during the performance period prior to the change in control. If such change of control occurs during the first year of the performance period, then the pro-rata number of PSUs shall be deemed earned which corresponds to the target level of performance. If such change of control occurs prior to the final date of the performance period but after the first year of the performance period, then the pro-rata number of PSUs shall be deemed earned based on the greater of target performance or actual performance through the latest completed fiscal year of the performance period prior to the year in which such change of control occurred.

Assuming a change in control occurred as of December 28, 2024 in which the equity awards were not assumed by the surviving entity, our NEOs would vest in their outstanding equity awards with an estimated value as follows: Mr. Sarsam, $4,449,245; Mr. Monaco, $1,304,981; Mr. Swanson, $326,322; Mr. Tayebi, $543,575; and Mr. Morgan, $537,676.

CEO PAY RATIO

Our Chief Executive Officer to median employee pay ratio is calculated in accordance with SEC rules. We identified our median employee, excluding the Chief Executive Officer, as of December 28, 2024, by using 2024 W-2 Box 1 wages as our consistently applied compensation measure ("CACM").

As allowed under Item 402(u) of Regulation S-K, we excluded approximately 2,500 Associates added to our workforce through the acquisition of Fresh Encounter Inc. during 2024. After applying our CACM for fiscal 2024, we identified our median employee as an hourly Associate providing services to the Company in one of our Retail store locations. The fiscal year 2024 annual total compensation of our median employee was calculated using the same methodology we use for our named executive officers as set forth in the 2024 Summary Compensation Table.

Our Chief Executive Officer’s total compensation, as reported in the 2024 Summary Compensation Table, was $6,992,544. The annual total compensation of our median employee was $26,148. Therefore, our 2024 Chief Executive Officer to median employee pay ratio is 267:1.

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Executive Compensation

PAY VERSUS PERFORMANCE

The following disclosure sets forth the "compensation actually paid" to our NEOs in relation to certain performance measures of the Company in accordance with Item 402(v) of Regulation S-K. The compensation actually paid (or "CAP") to our CEO (referred to below as the Principal Executive Officer or "PEO") and to our other NEOs ("Non-PEO NEOs") and certain company financial metrics are presented for the last five fiscal years, calculated in accordance with SEC requirements. CAP does not necessarily reflect compensation actually earned by or paid to our NEOs in each covered year or how the Compensation Committee evaluates compensation decisions. The Company's pay-for-performance philosophy and how the Company links compensation to company performance is discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement.

	Summary Compensation Table Total		Compensation Actually Paid				Value of Initial Fixed $100 Investment Based On (3):
Year	PEO1	PEO2	PEO1	PEO2	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Total Share- holder Return	Peer Group Total Share- holder Return	Net Income ($000)	Adjusted EBITDA ($000)
(1)	(2)	(2)	(5)		(2)	(5)				(4)

2024	$6,992,544	n/a	$4,023,734	n/a	$1,746,040	$1,334,500	$156.67	$187.14	$299	$258,486
2023	9,977,490	n/a	8,788,599	n/a	2,076,269	1,790,152	$188.95	164.17	52,237	257,401
2022	9,743,982	n/a	10,477,683	n/a	1,782,208	1,681,256	$239.76	198.10	34,518	242,879
2021	4,670,472	n/a	5,444,034	n/a	1,611,915	1,668,379	$198.78	215.52	73,751	213,706
2020	1,244,893	4,384,274	1,251,196	4,341,191	1,737,123	1,642,906	$129.46	111.49	75,914	234,813

(1)
Tony Sarsam (PEO1) became our CEO in September 2020. Dennis Eidson (PEO2) served as Interim CEO until September 2020. The non-PEO NEOs represent the following individuals for each of the years shown, as follows: (i) for fiscal year 2024 – Jason Monaco, Thomas Swanson, Masiar Tayebi and Bennett Morgan; (ii) for fiscal year 2023 – Jason Monaco, David Sisk, Masiar Tayebi and Bennett Morgan; (iii) for fiscal year 2022 – Jason Monaco, Arif Dar, Yvonne Trupiano, Bennett Morgan, Thomas Swanson and Masiar Tayebi; (iv) for fiscal year 2021 – Jason Monaco, Mark Shamber, Kathleen Mahoney, Yvonne Trupiano, Arif Dar and Thomas Swanson; and (v) for fiscal year 2020 – Mark Shamber, Walt Lentz, Kathleen Mahoney, Yvonne Trupiano and Lori Raya.
(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Sarsam and Mr. Eidson and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs other than Mr. Sarsam and Mr. Eidson.
(3)
Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested on December 28, 2019. Historical stock price performance is not necessarily indicative of future stock price performance. The peer group TSR consists of the S&P SmallCap 600 Food Distributors Index, which is the same peer group used in Part II, Item 5 of our 2024 annual report.
(4)
The Company selected Adjusted EBITDA as the Company Selected Measure as it believes Adjusted EBITDA most closely aligns compensation actually paid and Company financial performance. Under the annual cash incentive awards, Adjusted EBITDA is defined as net earnings plus interest, discontinued operations, depreciation and amortization, and other non-cash items including share-based payments (equity awards measured in accordance with ASC 718, Stock Compensation, which include both stock-based compensation to employees and stock warrants issued to non-employees) and the LIFO provision, as well as adjustments for items that do not reflect the ongoing operating activities of the Company. A reconciliation of net earnings to adjusted EBITDA, a non-GAAP financial measure, is provided in Appendix A.
(5)
To calculate compensation actually paid, the following adjustments were made to the amounts reported in the Summary Compensation Table (on the following page) for the most recent completed fiscal year for Tony Sarsam (PEO1) and the non-PEO NEOs.

76

Executive Compensation

Summary Compensation Total to Compensation Actually Paid Reconciliation	PEO1	Average Non-PEO NEOs
Summary Compensation Table Total (a)	$6,992,544	$1,746,040
Minus: Grant Date Fair Value of Stock Awards Granted in Fiscal Year (b)	(4,492,236)	(613,855)
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year (c)	4,002,212	543,200
Minus: Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years (c)	(2,616,752)	(361,074)
Plus: Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year (c)	—	—
Minus: Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year (c)	(158,401)	(23,607)
Minus: Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year (c)	—	—
Plus: Change in Value of Accrued Dividends	296,367	43,796
Equals Compensation Actually Paid	$4,023,734	$1,334,500

(a)
Represents Total Compensation as reported in the Summary Compensation Table for the most recent completed fiscal year. With respect to the non-PEO NEOs, amounts shown represent averages. See footnote 1 above for the NEOs included in the average for the most recent fiscal year.
(b)
Represents the grant date fair value of the stock awards granted during the 2024 fiscal year, as reported in the Summary Compensation Table, computed in accordance with the methodology used for financial reporting purposes.
(c)
Represents fair value or change in fair value, as applicable, of stock awards determined by reference to (1) for restricted stock awards and RSUs, closing stock price at 2024 year-end or, in the case of vesting dates, the actual vesting date, (2) for PSU awards, the same valuation methodology as restricted stock awards and RSUs except year-end values are based on the probable outcome of the performance condition as of each measurement date.

Relationship Between Pay and Performance

Our executive compensation programs are designed to align pay with performance. Accordingly, the payouts under our annual and long-term incentive plans are based on attainment of certain company performance goals.

The table below lists financial measures which in our assessment represent the most important financial performance measures used by the Company to link executive compensation actually paid to the NEOs to company performance for 2024, the most recent fiscal year. Please see the Compensation Discussion and Analysis for further information regarding how these measures are calculated and how they are used in our executive compensation program.

Most Important Financial Measures
Adjusted EBITDA
Adjusted Earnings Per Share (EPS)
Net Sales

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Executive Compensation

In accordance with SEC rules, the following illustrations provide a comparison of the information presented in the Pay Versus Performance table above. CAP is influenced by numerous factors, including but not limited to, the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term incentives, and other factors. The graphs below show the relationship between pay and performance by comparing PEO CAP and Non-PEO NEOs’ average CAP in relation to our cumulative TSR, peer group TSR, net income and our Company Selected Measure, Adjusted EBITDA.

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The Nominating and Corporate Governance Committee evaluates whether the Company’s non-employee directors are fairly compensated for their services to the Company. Employee directors do not receive compensation for service as a director. In making director compensation decisions, the Committee is guided by three basic principles:

•
compensation should fairly pay directors for services expected of a director of a company of similar size and scope to the Company;
•
compensation should align directors’ interests with the long-term interests of shareholders; and
•
the structure of the compensation should be simple, transparent and easy for shareholders to understand.

The Committee conducts periodic reviews of non-employee director compensation with these guiding principles in mind.

The Company pays meeting fees of $1,500 per Board meeting only for full Board meetings in excess of 12 per year. The director compensation structure for 2024 remained unchanged from 2023 (other than providing equity awards in the form of RSUs instead of restricted stock awards) and was as follows:

•
All non-employee directors (other than the Chairman): $90,000 cash retainer and $160,000 equity award;
•
Non-employee Chairman of the Board: $190,000 cash retainer and $185,000 equity award;
•
Audit Committee Chair: $30,000 cash retainer;
•
Audit Committee Members: $12,500 cash retainer;
•
Compensation Committee Chair: $25,000 cash retainer;
•
Compensation Committee Members $10,000 cash retainer;
•
Nominating & Governance Committee Chair: $25,000 cash retainer; and
•
Nominating & Governance Committee Members: $10,000 cash retainer.

The chairs of the committees receive compensation from the chair cash retainer above, as well as compensation as members of the committees.

The Company has established stock ownership guidelines for non-employee directors to help align the interests of directors with those of our shareholders. Under these guidelines, each director is expected to acquire and continue to hold shares of the Company’s common stock having an aggregate market value that equals or exceeds five times the rate of the regular annual retainer then in effect for non-employee directors who are not chairs. The Company expects that each director will achieve the target ownership level within five years of becoming a director. As of December 28, 2024, each of the Company’s non-employee directors had achieved the target ownership level or were making satisfactory progress toward the target levels and in compliance with the Company’s stock ownership policy. The following table provides information concerning the compensation of non-employee directors for SpartanNash’s last completed year.

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Compensation of Directors

2024 DIRECTOR COMPENSATION

Name	Fees Earned Or Paid in Cash	Stock Awards(1)(2)	Total
M. Shân Atkins	$142,500	$158,075	$300,575
Fred Bentley, Jr.	106,875	158,075	264,950
Dorlisa K. Flur(3)	45,000	97,124	142,124
Douglas A. Hacker	190,000	182,772	372,772
Kerrie D. MacPherson	113,125	158,075	271,200
Julien R. Mininberg	110,000	158,075	268,075
Jaymin B. Patel	137,500	158,075	295,575
Hawthorne L. Proctor(4)	56,250	158,075	214,325
Pamela S. Puryear, Ph.D.	135,625	158,075	293,700
William R. Voss(4)	55,000	158,075	213,075

(1)
These amounts represent the portion of the grant date fair value of RSUs determined in accordance with ASC 718, based on the closing stock price on the date of grant.
(2)
On March 5, 2024, each non-employee director except Dorlisa K. Flur and the Chairman were issued 7,745 RSUs pursuant to the 2020 Stock Plan with a grant date fair value of $20.41 per share (for an aggregate value of $158,075). Douglas A. Hacker was issued 8,955 RSUs as the Chairman of the Board, also on March 5, 2024, at a grant date fair value of $20.41 per share. All RSUs vested on March 15, 2025 unless otherwise noted. Ms. Flur was issued 4,775 RSUs on August 15, 2024, at a grant date fair value of $20.34 per share, with a vesting date of August 15, 2025.
(3)
Ms. Flur joined the Board, effective July 23, 2024, and her fees are pro-rated for her service during the year.
(4)
Mr. Proctor and Mr. Voss retired from the Board at the Company's 2024 Annual Meeting of Shareholders on May 22, 2024, and their fees are pro-rated for their service during the year. Their RSUs vested upon their retirement in accordance with the terms of their awards.

The following table presents the number of outstanding RSUs held by each non-employee director named above as of December 28, 2024:

Name	RSUs Outstanding
M. Shân Atkins	7,745
Fred Bentley, Jr.	9,587
Dorlisa K. Flur	4,775
Douglas A. Hacker	8,955
Kerrie D. MacPherson	7,745
Julien R. Mininberg	7,745
Jaymin B. Patel	7,745
Hawthorne L. Proctor	—
Pamela S. Puryear, Ph.D.	7,745
William R. Voss	—

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SpartanNash recognizes that transactions with related persons can present potential or actual conflicts of interest. Accordingly, the Company has adopted written policies and procedures intended to ensure that potential conflicts of interests are identified, reviewed, approved, and disclosed as necessary. The Company has regular communications with related persons and relevant Associates regarding these policies.

It is the responsibility of SpartanNash’s management to establish appropriate controls and procedures to identify all material transactions with related persons (as defined in SEC Item 404 of Regulation S-K) and to evaluate those transactions for potential conflicts of interest situations on an ongoing basis. Pursuant to Nasdaq Listing Rule 5630 and the Audit Committee Charter, the Audit Committee must evaluate and approve every proposed transaction with a related person. For any proposed transaction in which a director has an interest, SpartanNash’s general policy is that the director may proceed with the transaction only if the material facts of the transaction and the director’s interest in the transaction have been disclosed to the Audit Committee of the Board, the Audit Committee determines that the transaction is fair to SpartanNash, and the transaction is approved by the Audit Committee. There are no established criteria for evaluating such transactions, and the Audit Committee may consider any information or factors as it deems appropriate in making this determination. However, the Audit Committee may not determine that the proposed transaction is “fair” to the Company unless it determines that the transaction will be made on terms no less favorable than those offered generally to entities that are not affiliated with any director.

Directors and executive officers are required to complete an annual written questionnaire that solicits information regarding any direct or indirect interest that they or members of their family may have in any transaction or series of transactions involving the Company and having a value of $120,000 or more. Directors and executive officers are required to promptly update the Company of any change in the information provided by them in the questionnaire.

SpartanNash has adopted a written conflict of interest policy that requires all Associates to report actual and potential conflicts of interest to the Company’s internal auditor.

There were no related person transactions requiring disclosure under SEC rules during fiscal 2024 or the current year to the date of this proxy statement.

Section 16(a) of the Exchange Act requires each director, officer, and individual beneficially owning more than 10% of a registered security to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5). Based solely on such forms filed electronically with the SEC and with respect to the fiscal year ended December 28, 2024 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons for 2024, except for late Forms 4 filed on May 30, 2024 on behalf of former directors Hawthorne L. Proctor and William R. Voss, each reporting one transaction.

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SHAREHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS
FOR THE 2026 ANNUAL MEETING

In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of shareholders must be received by the Company no later than [•], 2025, assuming the meeting is held within 30 days of the calendar date of the 2025 Annual Meeting. The proposal must comply fully with the requirements of Rule 14a-8.

SHAREHOLDER PROPOSALS FOR CONSIDERATION AT THE 2026 ANNUAL MEETING, BUT NOT FOR INCLUSION IN THE PROXY MATERIALS

In accordance with our Bylaws, any shareholder proposal to be considered at next year’s annual meeting but not for inclusion in the proxy statement must be delivered to our Corporate Secretary no later than [•], 2025, assuming the meeting is held within 60 days of the calendar date of the 2025 Annual Meeting. The notice must comply fully with the requirements of the Bylaws.

SHAREHOLDER NOMINATIONS OF DIRECTOR CANDIDATES FOR THE 2026 ANNUAL MEETING

Under our restated articles of incorporation, a shareholder of record may nominate a person for election as a director at next year’s annual meeting if the shareholder has delivered timely notice to our Corporate Secretary setting forth:

•
the name, age, business address and residence address of each proposed nominee;
•
the principal occupation or employment of each nominee;
•
the number of shares of SpartanNash stock that each nominee beneficially owns;
•
a statement that each nominee is willing to be nominated; and
•
any other information concerning each nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of those nominees.

To be timely, a shareholder’s notice must be delivered to our Corporate Secretary not later than [•], 2025. The Nominating and Corporate Governance Committee will consider every nominee proposed by a shareholder that is received in a timely manner in accordance with these procedures and report each such nomination, along with the Nominating and Corporate Governance Committee’s recommendations, to the full Board. Any nomination that does not comply with the procedures set forth in our restated articles of incorporation will be void.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026.

The Nominating and Corporate Governance Committee may also, in its discretion, consider shareholders’ informal recommendations of possible nominees. Shareholders may send such informal recommendations, including the candidate’s name and background information, to the Committee by directing them in care of our Corporate Secretary.

All such notices, proposals, nominations and recommendations should be directed to the attention of our Corporate Secretary, Ileana McAlary, at SpartanNash Company, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700.

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WHY AM I RECEIVING THESE MATERIALS?

The Board is providing this proxy statement and the enclosed proxy card in connection with its solicitation of proxies to be voted at the Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants” within the "Other Matters" section of this proxy statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

You may vote at the Annual Meeting if you were a shareholder of record of SpartanNash common stock at the close of business on March 24, 2025, the record date for the Annual Meeting set by the Board. Each shareholder is entitled to one vote per share of SpartanNash common stock on each matter presented for a shareholder vote at the Annual Meeting. Shareholders do not have cumulative voting rights. As of the close of business on the record date, there were [] shares of SpartanNash common stock outstanding.

WHAT MATTERS AM I VOTING ON?

You will be voting on:

•
the election of the nine directors named in this proxy statement to serve until the 2026 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified;
•
the advisory approval of the Company’s named executive officer compensation;
•
the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending January 3, 2026;
•
the management proposal to approve an amendment to the Company's Bylaws to provide shareholders the right to call special meetings at a 25% ownership threshold;
•
the shareholder proposal to provide shareholders the right to call special meetings at a 15% ownership threshold, if properly presented at the Annual Meeting; and
•
any other business that may properly come before the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THESE PROPOSALS?

The Board recommends voting on the enclosed proxy card:

•
“FOR” each of the Board’s director nominees—M. Shân Atkins, Fred Bentley, Jr., Dorlisa K. Flur, Douglas A. Hacker, Kerrie D. MacPherson, Julien R. Mininberg, Jaymin B. Patel, Pamela S. Puryear, Ph.D., and Tony B. Sarsam—to be elected;
•
“FOR” the advisory approval of the Company’s named executive officer compensation;
•
“FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for the fiscal year ending January 3, 2026;
•
“FOR” the Management Proposal to Amend the Company's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold; and
•
“AGAINST” the Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if Properly Presented at the Annual Meeting;

83

Questions and Answers about the Proxy Materials and the Annual Meeting

HOW MANY VOTES ARE NEEDED FOR APPROVAL OF EACH PROPOSAL?

•
Proposal No. 1: A plurality of the votes cast at the Annual Meeting is required to elect directors. This means that the nine director nominees who receive the most votes will be elected to the Board. Any shares not voted “FOR” a particular nominee, whether as a result of a withhold vote or a broker non-vote, will not be counted in such nominee’s favor and will not affect the outcome of the election.
•
Proposal No. 2: Advisory approval of the Company’s named executive officer compensation requires the approval of a majority of the votes cast by shareholders entitled to vote on the action. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal. The vote on this proposal is not binding on the Company, the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinions of our shareholders and will take the results of the vote into consideration when making future decisions regarding executive compensation.
•
Proposal No. 3: Ratification of the selection of Deloitte & Touche LLP as our independent certified public accounting firm for fiscal 2025 requires the approval of a majority of the votes cast by shareholders entitled to vote on the action. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.
•
Proposal No. 4: Approval of the Management Proposal to Amend the Company's Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold, requires the approval of a majority of the votes cast by shareholders entitled to vote on the action. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.
•
Proposal No. 5: Approval of the Shareholder Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if Properly Presented at the Annual Meeting, requires the approval of a majority of the votes cast by shareholders entitled to vote on the action. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.

HOW DO I VOTE IF I AM A SHAREHOLDER OF RECORD?

If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a bank, broker or other nominee), you may vote online or by phone, 24 hours a day, seven days a week (until the applicable deadline set forth below, except for votes at the Annual Meeting). You may also vote by mail if you requested and received printed copies of the proxy materials.

Online Voting. You may vote online by visiting www.proxyvote.com. You may navigate to the online voting site by entering your 8-digit control number. After receiving printed copies of the proxy materials, have your proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to send in any proxy card you may have received. Except for any votes cast during the Annual Meeting, votes cast online must be received by 11:59 p.m. Eastern Daylight Time on May 20, 2025.

Phone Voting. To vote by phone, dial 1-800-690-6903 and listen for further directions. You must have a touch-tone phone. Telephonic votes will be counted immediately and there is no need to send in your proxy card. Votes cast by phone must be received by 11:59 p.m. Eastern Daylight Time on May 20, 2025.

Voting by Mail. Please properly date, sign and return the enclosed proxy card in the postage-paid envelope provided in order to vote the shares represented by that proxy card at the Annual Meeting. Votes cast by mail must be received no later than the start of the Annual Meeting.

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Questions and Answers about the Proxy Materials and the Annual Meeting

Voting at the Virtual Annual Meeting. The Annual Meeting will be held online via a live webcast at https://www.cesonlineservices.com/sptn25_vm. You may only participate in the virtual meeting by registering in advance at https://www.cesonlineservices.com/sptn25_vm prior to the deadline of 10:00 a.m. Eastern Daylight Time on May 20, 2025. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed proxy card, regardless whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.

HOW DO I VOTE IF I AM A BENEFICIAL SHAREHOLDER WITH MY SHARES HELD IN STREET NAME?

If you hold your shares in “street name” (i.e., your shares are registered in the name of a bank, broker or other nominee, which we will collectively reference as your “broker”), then you will receive voting instructions from your broker that you must follow in order to direct your broker on how to vote your shares. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER OR ITS AGENT. These forms and instructions typically permit you to give voting instructions by mail, phone or online. However, the availability of telephone and Internet voting will depend on the voting process of your broker. You will NOT be able to vote street name shares using the internet address or phone numbers established for shareholders of record as described above.

Please note that you may NOT vote shares held in street name at the Annual Meeting unless you request and receive a valid proxy from your broker, which must be presented as a PDF or image (.gif, .jpg or .png) file format with your online ballot during the Annual Meeting.

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Jason Monaco and Ileana McAlary have been designated as the Company’s proxy holders by our Board for the Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker), you may revoke your proxy at any time before it is voted at the Annual Meeting by taking any of the following four actions:

•
by delivering written notice of revocation to our Corporate Secretary, 850 76th Street, S.W., P.O. Box 8700, Grand Rapids, Michigan 49518-8700;
•
by delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•
by casting a subsequent vote via phone or online, as described in this proxy statement; or
•
by attending the Annual Meeting and voting during the Annual Meeting.

Merely attending the Annual Meeting will not, by itself, revoke your proxy; you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Your last valid proxy or vote that we receive before or during the Annual Meeting is the proxy or vote that will be counted.

If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote.

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Questions and Answers about the Proxy Materials and the Annual Meeting

To support the Board’s nominees, you should vote “FOR” each of the Board’s nominees to be elected on the enclosed proxy card.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD OR SET OF PROXY MATERIALS FROM THE COMPANY?

Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

The Company will likely conduct multiple mailings prior to the Annual Meeting to ensure shareholders have the Company’s latest proxy information and materials to vote. The Company will send you a new proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board, then vote "FOR" on Proposals 1, 2, 3, and 4 and "AGAINST" on Proposal 5.

WILL MY SHARES BE VOTED IF I DO NOTHING?

If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are a street name holder (i.e., your shares are registered in the name of a broker), the New York Stock Exchange rules applicable to brokers determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you.

If you are a street name holder and a broker provides you with the Company’s proxy materials, the broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be considered votes cast on the proposals to be considered at the Annual Meeting.

If you are a street name holder (in addition to the Company’s proxy materials), the broker may vote your shares in its discretion on “routine” matters when it does not receive voting instructions from you. With respect to “nonroutine” matters, the broker is not permitted to vote your shares without timely received voting instructions. At the Annual Meeting, the only “routine” matter proposed to be presented is the ratification of the selection of Deloitte & Touche LLP as the Company’s independent certified public accounting firm for fiscal 2025 (Proposal No. 3). Accordingly, broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. Such broker non-votes will not be considered votes cast on such proposals.

YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed proxy card, regardless whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.

You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form.

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Questions and Answers about the Proxy Materials and the Annual Meeting

WHAT IS A QUORUM?

A quorum is the minimum number of shares required to be present in person or by proxy at the Annual Meeting to properly hold a meeting of shareholders and conduct business under our by-laws and Michigan law. Without a quorum, no business may be transacted at the Annual Meeting. The presence virtually or by properly executed proxy of the holders of a majority of the votes which may be cast at the Annual Meeting will constitute a quorum. We will count towards a quorum any abstentions, withhold votes, or broker non-votes.

HOW WILL THE ANNUAL MEETING BE CONDUCTED?

Our Annual Meeting will be held in a virtual format only. The Annual Meeting will be held online via a live webcast at https://www.cesonlineservices.com/sptn25_vm.

Only the Company’s shareholders as of the close of business on the record date for the Annual Meeting, their duly-appointed proxies and guests invited by the Company may attend the Annual Meeting. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual Annual Meeting, you must pre-register at https://www.cesonlineservices.com/sptn25_vm prior to the deadline of 10:00 a.m. Eastern Daylight Time on May 20, 2025. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting. If you encounter any technical difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

HOW CAN I ASK QUESTIONS DURING THE ANNUAL MEETING?

Shareholders may submit questions during the Annual Meeting by following the instructions they receive upon registration, as described above. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?

You do not need to attend the virtual Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not shareholders plan to attend the Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in this proxy statement. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

WHO WILL COUNT THE VOTES?

Sodali & Co. will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED?

The shareholders present at the meeting, virtually or by proxy, may, by a majority vote, adjourn the meeting despite the absence of a quorum. If a quorum is not present at the meeting, the Chairman of the meeting may adjourn the meeting to permit further solicitation of proxies in order to achieve a quorum. Unless a new record date is fixed, your proxy will still be valid at an adjourned Annual Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.

87

Questions and Answers about the Proxy Materials and the Annual Meeting

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results based on the advice of our proxy solicitor at the Annual Meeting. We also expect to disclose preliminary voting results based on the preliminary tabulation by the Inspector of Election on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC as soon as practicable after the Annual Meeting.

WHO CAN HELP ANSWER ANY OTHER QUESTIONS I MAY HAVE?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor:

SODALI & CO

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: SPTN@investor.sodali.com

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If any other matter properly comes before the Annual Meeting, shares represented by the enclosed proxy card will be voted in the discretion of the persons named as proxies on such card.

METHOD AND COST OF SOLICITING AND TABULATING VOTES

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to shareholders of record and street name shareholders, and reimbursements paid to brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from street name shareholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. The Company has retained Sodali & Co. to solicit proxies. Under our agreement with Sodali & Co., Sodali & Co. will receive a fee of up to $15,000. Sodali & Co. expects that approximately 10 of its employees will assist in the solicitation. The Company also agreed to indemnify Sodali & Co. against certain liabilities relating to, or arising out of, its retention. Sodali & Co. will solicit proxies by mail, telephone, facsimile and email.

PARTICIPANTS

Under applicable regulations of the SEC, each of our directors and director nominees, and certain of our executive officers are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see the “Board of Directors” and “SpartanNash’s Executive Officers” sections of this Proxy Statement. Other than the persons described in this proxy statement, no regular employees of the Company have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

STOCKHOLDER LIST

The Company’s list of stockholders as of the close of business on March 24, 2025 will be available for inspection during the Annual Meeting by shareholders who attend the Annual Meeting through the live webcast.

HOUSEHOLDING

We may deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials and one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or verbal request, a separate copy of the proxy materials to any shareholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of these materials, contact Ileana McAlary, Corporate Secretary, at SpartanNash Company, 850 76th Street S.W., P.O. Box 8700, Grand Rapids, Michigan, 49518-8700.

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Other Matters

APPRAISAL RIGHTS

Shareholders do not have appraisal rights in connection with any matters proposed to be acted upon at the Annual Meeting.

ANNUAL REPORT AND SEC FILINGS

Our annual report to shareholders for fiscal 2024 is being furnished together with this proxy statement. The annual report is currently available for reviewing online by clicking the “Annual Reports & Proxies” link in the “Investors” section of our website, www.spartannash.com. Additionally, the Company’s filings with the SEC are available to the public at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Investors” section of our website, www.spartannash.com, or by contacting IR@spartannash.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. The information on the SEC’s website and the Company’s website are not part of this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Ileana McAlary

Executive Vice President, Chief Legal Officer

and Corporate Secretary

[•], 2025

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Reconciliation of Net Earnings to Adjusted Earnings

Before Interest, Taxes, Depreciation and Amortization

(Adjusted EBITDA)

(A Non-GAAP Financial Measure)

(In thousands, except percentages)	2024	2023	2022
Net sales	$9,549,324	$9,729,219	$9,643,100

Net earnings	$299	$52,237	$34,518
Income tax expense	10,726	17,888	12,397
Other expenses, net	42,936	36,587	21,629
Operating earnings	53,961	106,712	68,544
Adjustments:
LIFO expense	5,167	16,104	56,823
Depreciation and amortization	103,412	98,639	94,180
Acquisition and integration, net	3,113	3,416	343
Restructuring and goodwill / asset impairment, net	74,107	9,190	805
Cloud computing amortization	7,585	5,034	3,650
Organizational realignment, net	2,757	5,239	1,859
Severance associated with cost reduction initiatives	537	318	831
Stock-based compensation	10,743	12,536	8,589
Stock warrant	868	1,559	2,158
Non-cash rent	(2,679)	(2,599)	(3,444)
(Gain) loss on disposal of assets	(284)	259	1,073
Legal settlement	(900)	900	—
Postretirement plan amendment and settlement	99	94	133
Costs related to shareholder activism	—	—	7,335
Adjusted EBITDA	$258,486	$257,401	$242,879

Adjusted EBITDA margin	2.71%	2.65%	2.52%

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - MARCH 21, 2025

SCAN TO VIEW MATERIALS & VOTEwSPARTANNASH COMPANY C/O INVESTOR RELATIONS VOTE BY INTERNET 850 76TH STREET SW Go to www.proxyvote.com or scan the QR Barcode above P.O. BOX 8700 Use the Internet to transmit your voting instructions and for electronic delivery of information up GRAND RAPIDS, MI 49518-8700 until 11:59 p.m. Eastern Daylight Time on May 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY11717. Votes cast by mail must be received no later than the start of the Annual Meetingof Shareholders. VOTING AT THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS You may only participate in the virtual Annual Meeting of Shareholders by registeringin advance at https://www.cesonlineservices.com/sptn25_vm prior to the deadline of 10:00 a.m. Eastern Daylight Time on May 20, 2025. Please have your control number availableand follow the instructions to register. Upon completing registration, you will receive anemail with a unique link that will allow access to the meeting. V64409-P24975 SPARTANNASH COMPANY The Board of Directors recommends you vote FOR each of the following director nominees: 1.Election of Nine Directors. Nominees:ForWithhold The Board of Directors recommends you vote FOR1a.M. Shân Atkins!!proposals 2, 3, and 4.ForAgainstAbstain 2.Advisory Approval of the Company’s Named Executive 1b.Fred Bentley, Jr. !!Officer Compensation.!!! 3.Ratification of the Selection of Deloitte & Touche LLP as 1c.Dorlisa K. Flur!!the Company's Independent Certified Public Accounting !!! Firm for Fiscal 2025. 1d.Douglas A. Hacker4.Proposal to Amend the Company's Bylaws to Provide !!!!! Shareholders the Right to Call Special Meetings ofShareholders at a 25% Ownership Threshold. 1e.Kerrie D. MacPherson !!The Board of Directors recommends you vote AGAINST ForAgainstAbstainproposal 5. 1f.Julien R. Mininberg!!5.Proposal to Provide Shareholders the Right to Call!!! Special Meetings of Shareholders at a 15% Ownership Threshold, if properly presented at the Annual Meeting. 1g.Jaymin B. Patel !! NOTE: The proxies are authorized to vote in their discretion on 1h.Pamela S. Puryear, Ph.D.such other business as may properly come before the meeting !! or any adjournment thereof. 1i.Tony B. Sarsam! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - MARCH 21, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. V64410-P24975 SPARTANNASH COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Shareholders May 21, 2025 10:00 AM EDT The shareholder(s) hereby appoint(s) Ileana McAlary and Jason Monaco, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SpartanNash Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM EDT on Wednesday, May 21, 2025, virtually at https://www.cesonlineservices.com/sptn25_vm, and any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES LISTED UNDER PROPOSAL 1 ON THE REVERSE SIDE OF THIS PROXY, FOR PROPOSALS 2, 3, AND 4, AND AGAINST PROPOSAL 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - MARCH 21, 2025

Your Vote Counts! SPARTANNASH COMPANY 2025 Annual Meeting Vote by May 20, 2025 11:59 PM EDT SPARTANNASH COMPANY C/O INVESTOR RELATIONS 850 76TH STREET SW P.O. BOX 8700 GRAND RAPIDS, MI 49518-8700 V64419-P24975 You invested in SPARTANNASH COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the virtual meeting to be held on May 21, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Annual Meeting of Shareholders* May 21, 2025 10:00 AM EDT Virtually at: https://www.cesonlineservices.com/sptn25_vm *Please check the meeting materials for any special requirements for meeting attendance.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - MARCH 21, 2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Nine Directors. Nominees: 1a. M. Shân Atkins For 1b. Fred Bentley, Jr. For 1c. Dorlisa K. Flur For 1d. Douglas A. Hacker For 1e. Kerrie D. MacPherson For 1f. Julien R. Mininberg For 1g. Jaymin B. Patel For 1h. Pamela S. Puryear, Ph.D. For 1i. Tony B. Sarsam For 2. Advisory Approval of the Company’s Named Executive Officer Compensation. For 3. Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Certified Public Accounting Firm for Fiscal 2025. For 4. Proposal to Amend the Company’s Bylaws to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 25% Ownership Threshold. For 5. Proposal to Provide Shareholders the Right to Call Special Meetings of Shareholders at a 15% Ownership Threshold, if properly presented at the Annual Meeting. Against NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64420-P24975